UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2023

WESTERN ASSET

SMASh SERIES CORE PLUS COMPLETION FUND

The Securities and Exchange Commission has adopted new regulations that will result in changes to the design and delivery of annual and semi-annual shareholder reports beginning in July 2024.

If you have previously elected to receive shareholder reports electronically, you will continue to do so and need not take any action.

Otherwise, paper copies of the Fund’s shareholder reports will be mailed to you beginning in July 2024. If you would like to receive shareholder reports and other communications from the Fund electronically instead of by mail, you may make that request at any time by contacting your financial intermediary (such as a broker-dealer or bank).

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return consisting of capital appreciation and income, consistent with prudent investment management.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset SMASh Series Core Plus Completion Fund for the twelve-month reporting period ended December 31, 2023. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2024

II	Western Asset SMASh Series Core Plus Completion Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return consisting of capital appreciation and income, consistent with prudent investment management. The Fund has a flexible investment strategy and invests in a variety of securities and instruments and uses a variety of investment techniques in pursuing its objective. Under normal market conditions, the Fund expects to invest primarily in any combination of U.S. dollar denominated and non-U.S. dollar denominated debt obligations (including loans and loan participations) of both U.S and non-U.S. issuers (including emerging market issuers) and in derivatives and other instruments relating to such investments. The Fund may at times invest in the securities of issuers located in only one country or in a relatively small number of countries, including in any emerging market country or countries. Currently, the Fund does not contemplate investing 25% or more of its assets in a single country or a small number of countries, except in the United States. We may invest a significant portion of the Fund’s assets in various industry sectors, to the extent consistent with the Fund’s fundamental investment restrictions.

In purchasing debt obligations for the Fund, we may take full advantage of the entire range of maturities and durations, and may adjust the average maturity or duration of the Fund’s investments from time to time. The Fund may invest without limit in both investment grade (that is, rated in the Baa/BBB categories or above or, if unrated, that we determined to be of comparable credit quality) securities and below investment grade securities rated in the C category or above or unrated securities that we determined to be of comparable credit quality. Below investment grade debt obligations are sometimes referred to as “junk bonds” or “high yield securities”. The Fund may invest without limit in loans, loan participations and fixed income securities that pay interest at rates that float or reset periodically at a margin above a generally recognized base lending rate such as the Prime Rate, the London Inter-Bank Offered Rate or another generally recognized base lending rate. The Fund may also invest in structured notes, including total return swaps and credit-linked notes.

The values of structured notes are linked to reference instruments, including currencies, other securities, interest rates, commodities, indices or other financial indicators, and a structured note’s interest rate or principal amount payable at maturity may vary based on changes in one or more reference instruments.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives, including options, interest rate swaps, credit default swaps and options on credit default swaps, foreign currency futures, forwards and options, and futures contracts, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The Fund may use one or more types of these instruments without limit. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The Fund may borrow money to increase portfolio holdings, to the extent consistent with the Fund’s

Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report	1

Fund overview (cont’d)

fundamental investment restrictions. The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The U.S. fixed income market experienced periods of elevated volatility, but ultimately generated solid results in 2023. The market moved higher over the first quarter of the reporting period amid shifting expectations for Federal Reserve Board (the “Fed”) rate hikes. Turmoil in the regional banking industry also triggered a flight to quality assets. Those market gains were then erased during the second and third quarters of 2023, as persistent inflation led to expectations of a “higher for longer” interest rate environment. The market ended the year on a positive note, as the Fed indicated it would likely pivot from raising rates to cutting rates in 2024. Moderating inflation and hopes that the central bank could orchestrate a “soft landing” for the economy also supported the market.

Short-term U.S. Treasury yields declined as inflation fell and the Fed indicated the likely end of its rate hike cycle. The yield for the two-year Treasury note began the reporting period at 4.41% and ended the period at 4.23%. The low of 3.75% was on May 4, 2023, and the peak of 5.19% occurred on October 17 and 18, 2023. The yield for the ten-year Treasury note began and ended the reporting period at 3.88%. The low of 3.30% was on April 5 and 6, 2023, and the peak of 4.98% occurred on October 19, 2023.

All told, the Bloomberg U.S. Aggregate Indexi returned 5.53% for the twelve months ended December 31, 2023. For comparison purposes, riskier fixed income securities, including high yield bonds and emerging market debt, produced stronger results. Over the fiscal year, the Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Indexii and the JPMorgan Emerging Markets Bond Index Globaliii returned 13.44% and 10.45%, respectively.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We tactically managed the Fund’s duration as yields fluctuated, trimming our exposure at the long-end and adding to the short and intermediate parts of the curve; the net result was a slight trim to the Fund’s overall long position relative to the Bloomberg U.S. Aggregate Index. In terms of sector exposures, we reduced overweights to investment-grade and high-yield credit over the course of the year as corporate credit spreads tightened. We also trimmed overweights to emerging markets as U.S. dollar-denominated emerging market bond spreads tightened. The Fund maintained its underweight exposure to agency

2	Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report

mortgage-backed securities (“MBS”) and overweight exposure to structured products, mainly in non-agency residential mortgage-backed securities (“NARMBS”).

During the reporting period, the Fund used interest rate futures, options and swaps to manage its duration and yield curve exposure. These derivatives, in aggregate, detracted from results. Credit default swaps on both investment-grade and high-yield indices, which were used to manage the Fund’s credit exposures, contributed to performance. Finally, the Fund’s use of currency futures, forwards and options, to take outright currency positions as well as to hedge non-U.S. dollar currency exposures, in aggregate, detracted from returns.

Performance review

For the twelve months ended December 31, 2023, Western Asset SMASh Series Core Plus Completion Fund returned 7.38%. The Fund’s unmanaged benchmark, the Bloomberg U.S. Aggregate Index, returned 5.53% for the same period.

Performance Snapshot as of December 31, 2023 (unaudited)
	6 months	12 months
Western Asset SMASh Series Core Plus Completion Fund	1.91%	7.38%
Bloomberg U.S. Aggregate Index	3.37%	5.53%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please call the Fund at 877-6LM-FUND/656-3863.

Fund returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Investors should understand that the Fund is managed within the context of a separately managed account and not with the objective of matching or exceeding the Fund’s stated benchmark, which is used for Fund reporting purposes. As such, comparisons of the Fund’s performance to that of the indicated benchmark are not likely to be meaningful. Additionally, performance figures do not reflect the effect of fees and expenses associated with a separately managed account or the management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund (other than interest, brokerage, taxes and extraordinary expenses) are reimbursed by the manager.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2023, the gross total annual fund operating expense ratio was 0.04%.

Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report	3

Fund overview (cont’d)

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

The Fund’s manager has entered into an expense reimbursement arrangement with the Fund pursuant to which the Fund’s manager has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses. This expense reimbursement arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. However, all Fund shareholders are participating in separately managed account programs and pay fees to program sponsors for the costs and expenses of the program, including fees for investment advice and portfolio execution, some of which are used to compensate the Fund’s manager or subadviser for managing the Fund and to reimburse the Fund for all operating expenses.

Q. What were the leading contributors to performance?

A. The largest contributor to performance was the Fund’s emerging markets exposure, as positions across emerging market currencies, local rates and U.S. dollar-denominated emerging market bonds were additive for returns. An overweight to corporate credit, both investment-grade and high-yield, was the second largest contributor to performance as corporate bond spreads tightened. Finally, an overweight to structured products had a positive impact on returns, mainly due to NARMBS exposures, as structured product spreads generally tightened during the reporting period.

Q. What were the leading detractors from performance?

A. The Fund’s interest rate positioning was a net detractor from performance, mainly due to an overweight duration stance as yields rose until the fourth quarter of 2023. Yield curve positioning focused on the long end of the curve provided partial offset as the full yield curve (3-month to 30-year) flattened. The Fund’s exposures to non-U.S. developed markets were also a headwind for results, mainly due to currency exposures as the U.S. dollar generally strengthened against certain currencies.

Thank you for your investment in the Western Asset SMASh Series Core Plus Completion Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

January 18, 2024

RISKS: Investments in fixed income securities are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. There is also a risk that an issuer will be unable to make principal and/or interest payments. High yield bonds, commonly known as “junk bonds”, involve greater credit and liquidity risks than investment grade bonds. Foreign securities are subject to the additional risks of fluctuations in foreign exchange rates, changes in political and economic conditions, foreign taxation and differences in

4	Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report

auditing and financial standards. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political, and legal systems that are less developed and are less stable than those of more developed countries. The Fund may use derivatives, such as futures and options, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. As a non-diversified Fund, the Fund is permitted to invest a larger percentage of its assets in a smaller number of issuers than a diversified fund, which may increase its vulnerability to the negative events affecting a particular issuer. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2023 were: sovereign bonds (22.7%), mortgage-backed securities (19.4%), collateralized mortgage obligations (17.6%), energy (6.3%) and health care (5.9%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ii

The Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

iii

The JPMorgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of December 31, 2023 and December 31, 2022 and does not include derivatives, such as written options, futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2023 and held for the six months ended December 31, 2023.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2,3]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3,4]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3,4]
1.91%	$1,000.00	$1,019.10	0.00%	$0.00	5.00%	$1,000.00	$1,025.21	0.00%	$0.00

[1]	For the six months ended December 31, 2023.

[2]

Total return is not annualized, as it may not be representative of the total return for the year. Past performance is no guarantee of future results. Performance figures do not reflect any fees stated below in Note 3. If such fees were included, the return shown would have been lower.

[3]

All figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadvisers. All operating expenses of the Fund were reimbursed by the manager, pursuant to an expense reimbursement arrangement between the Fund and the manager. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report	7

Fund performance (unaudited)

Average annual total returns[1]
Twelve Months Ended 12/31/23	7.38%
Five Years Ended 12/31/23	-1.53
Ten Years Ended 12/31/23	1.61

Cumulative total returns[1]
12/31/13 through 12/31/23	17.28%

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Performance figures do not reflect the effect of fees and expenses associated with a separately managed account or a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund (other than interest, brokerage, taxes and extraordinary expenses) were reimbursed by the manager due to an expense reimbursement arrangement between the Fund and the manager. This arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

8	Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report

Historical performance

Value of $10,000 invested in

Shares of Western Asset SMASh Series Core Plus Completion Fund vs. Bloomberg U.S. Aggregate Index†— December 2013 - December 31, 2023

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Performance figures do not reflect the effect of fees and expenses associated with a separately managed account or a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund (other than interest, brokerage, taxes and extraordinary expenses) were reimbursed by the manager due to an expense reimbursement arrangement between the Fund and the manager. This arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent.

†

Hypothetical illustration of $10,000 invested in Western Asset SMASh Series Core Plus Completion Fund on December 31, 2013, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2023. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg U.S. Aggregate Index. The Bloomberg U.S. Aggregate Index (the “Index”) is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report	9

Schedule of investments

December 31, 2023

Western Asset SMASh Series Core Plus Completion Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 25.8%
Communication Services — 3.6%
Diversified Telecommunication Services — 0.1%
Altice Financing SA, Senior Secured Notes	5.750%	8/15/29	1,720,000	$1,528,639	(a)
Entertainment — 0.2%
Netflix Inc., Senior Notes	5.875%	2/15/25	2,845,000	2,870,164
Warnermedia Holdings Inc., Senior Notes	6.412%	3/15/26	1,200,000	1,200,886
Total Entertainment				4,071,050
Media — 1.4%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.750%	2/1/32	5,350,000	4,724,585	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.500%	5/1/32	8,260,000	7,085,341
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.500%	6/1/33	2,220,000	1,881,312	(a)
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	100,000	99,106
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	2,000,000	1,967,116
DISH DBS Corp., Senior Notes	5.875%	11/15/24	5,100,000	4,786,593
DISH DBS Corp., Senior Notes	7.750%	7/1/26	1,220,000	850,999
DISH DBS Corp., Senior Notes	5.125%	6/1/29	3,150,000	1,626,739
DISH DBS Corp., Senior Secured Notes	5.250%	12/1/26	2,260,000	1,940,492	(a)
DISH DBS Corp., Senior Secured Notes	5.750%	12/1/28	420,000	335,779	(a)
Fox Corp., Senior Notes	6.500%	10/13/33	1,300,000	1,407,997
Fox Corp., Senior Notes	5.476%	1/25/39	2,000,000	1,946,692
Time Warner Cable LLC, Senior Secured Notes	7.300%	7/1/38	2,500,000	2,581,286
Virgin Media Secured Finance PLC, Senior Secured Notes	5.500%	5/15/29	3,300,000	3,192,311	(a)
Total Media				34,426,348
Wireless Telecommunication Services — 1.9%
CSC Holdings LLC, Senior Notes	6.500%	2/1/29	5,500,000	4,858,672	(a)
CSC Holdings LLC, Senior Notes	4.125%	12/1/30	650,000	495,248	(a)
CSC Holdings LLC, Senior Notes	3.375%	2/15/31	1,150,000	840,280	(a)
CSC Holdings LLC, Senior Notes	4.500%	11/15/31	18,090,000	13,699,570	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	650,000	704,740

See Notes to Financial Statements.

10	Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report

Western Asset SMASh Series Core Plus Completion Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — continued
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	5,490,000	$6,782,555
Sprint LLC, Senior Notes	7.625%	2/15/25	1,973,000	2,008,743
T-Mobile USA Inc., Senior Notes	2.250%	2/15/26	1,350,000	1,280,152
T-Mobile USA Inc., Senior Notes	2.625%	2/15/29	4,230,000	3,812,452
T-Mobile USA Inc., Senior Notes	3.375%	4/15/29	3,880,000	3,609,324
T-Mobile USA Inc., Senior Notes	3.500%	4/15/31	9,200,000	8,421,447
T-Mobile USA Inc., Senior Notes	3.000%	2/15/41	1,000,000	749,069
Vmed O2 UK Financing I PLC, Senior Secured Notes	4.750%	7/15/31	730,000	652,533	(a)
Total Wireless Telecommunication Services				47,914,785
Total Communication Services				87,940,822
Consumer Discretionary — 4.5%
Automobiles — 3.0%
Ford Motor Co., Senior Notes	3.250%	2/12/32	150,000	124,818
Ford Motor Co., Senior Notes	6.100%	8/19/32	4,770,000	4,810,683
Ford Motor Credit Co. LLC, Senior Notes	5.125%	6/16/25	200,000	197,573
Ford Motor Credit Co. LLC, Senior Notes	3.375%	11/13/25	5,580,000	5,342,197
Ford Motor Credit Co. LLC, Senior Notes	4.950%	5/28/27	2,750,000	2,684,974
Ford Motor Credit Co. LLC, Senior Notes	3.815%	11/2/27	250,000	233,570
Ford Motor Credit Co. LLC, Senior Notes	7.350%	11/4/27	10,000,000	10,552,331
Ford Motor Credit Co. LLC, Senior Notes	2.900%	2/16/28	2,130,000	1,914,072
Ford Motor Credit Co. LLC, Senior Notes	2.900%	2/10/29	200,000	175,321
Ford Motor Credit Co. LLC, Senior Notes	5.113%	5/3/29	230,000	223,870
Ford Motor Credit Co. LLC, Senior Notes	7.350%	3/6/30	22,000,000	23,652,163
Ford Motor Credit Co. LLC, Senior Notes	4.000%	11/13/30	12,260,000	11,009,851
Ford Motor Credit Co. LLC, Senior Notes	3.625%	6/17/31	13,420,000	11,579,560
Total Automobiles				72,500,983
Broadline Retail — 0.6%
Prosus NV, Senior Notes	3.061%	7/13/31	19,380,000	15,666,778	(a)
Diversified Consumer Services — 0.0%††
Service Corp. International, Senior Notes	7.500%	4/1/27	1,370,000	1,433,212
Hotels, Restaurants & Leisure — 0.7%
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	3.875%	1/15/28	460,000	434,906	(a)
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	3.500%	2/15/29	1,960,000	1,809,222	(a)
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.375%	4/15/26	310,000	308,277

See Notes to Financial Statements.

Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report	11

Schedule of investments (cont’d)

December 31, 2023

Western Asset SMASh Series Core Plus Completion Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	3,540,000	$3,392,892	(a)
Wynn Macau Ltd., Senior Notes	5.625%	8/26/28	7,740,000	7,175,557	(a)
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., Senior Notes	7.125%	2/15/31	3,080,000	3,211,152	(a)
Total Hotels, Restaurants & Leisure				16,332,006
Household Durables — 0.1%
MDC Holdings Inc., Senior Notes	6.000%	1/15/43	1,650,000	1,537,430
Textiles, Apparel & Luxury Goods — 0.1%
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	1,840,000	1,776,129	(a)
Total Consumer Discretionary				109,246,538
Consumer Staples — 1.3%
Food Products — 0.3%
Kraft Heinz Foods Co., Senior Notes	4.250%	3/1/31	1,360,000	1,333,094
Kraft Heinz Foods Co., Senior Notes	6.750%	3/15/32	432,000	486,828
Kraft Heinz Foods Co., Senior Notes	6.875%	1/26/39	1,130,000	1,304,367
Kraft Heinz Foods Co., Senior Notes	7.125%	8/1/39	330,000	391,430	(a)
Kraft Heinz Foods Co., Senior Notes	4.625%	10/1/39	330,000	307,169
Kraft Heinz Foods Co., Senior Notes	5.000%	6/4/42	1,810,000	1,745,832
Kraft Heinz Foods Co., Senior Notes	4.375%	6/1/46	2,160,000	1,887,445
Total Food Products				7,456,165
Personal Care Products — 0.1%
Kenvue Inc., Senior Notes	4.900%	3/22/33	1,720,000	1,773,702
Tobacco — 0.9%
Altria Group Inc., Senior Notes	5.800%	2/14/39	5,000,000	5,101,877
Altria Group Inc., Senior Notes	5.950%	2/14/49	7,500,000	7,656,488
Altria Group Inc., Senior Notes	6.200%	2/14/59	792,000	841,098
BAT Capital Corp., Senior Notes	3.734%	9/25/40	10,000,000	7,361,801
BAT Capital Corp., Senior Notes	3.984%	9/25/50	2,500,000	1,762,845
Total Tobacco				22,724,109
Total Consumer Staples				31,953,976
Energy — 6.3%
Oil, Gas & Consumable Fuels — 6.3%
Apache Corp., Senior Notes	5.100%	9/1/40	6,268,000	5,380,295
Cameron LNG LLC, Senior Secured Notes	3.302%	1/15/35	4,820,000	4,109,237	(a)
Cheniere Energy Inc., Senior Secured Notes	4.625%	10/15/28	3,160,000	3,086,764
Cheniere Energy Partners LP, Senior Notes	3.250%	1/31/32	7,030,000	5,998,395

See Notes to Financial Statements.

12	Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report

Western Asset SMASh Series Core Plus Completion Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Columbia Pipelines Operating Co. LLC, Senior Notes	6.036%	11/15/33	3,830,000	$4,012,949	(a)
Columbia Pipelines Operating Co. LLC, Senior Notes	6.544%	11/15/53	100,000	110,276	(a)
Continental Resources Inc., Senior Notes	4.375%	1/15/28	10,830,000	10,494,524
Devon Energy Corp., Senior Notes	5.250%	10/15/27	170,000	171,034
Devon Energy Corp., Senior Notes	5.875%	6/15/28	720,000	727,783
Devon Energy Corp., Senior Notes	5.000%	6/15/45	1,250,000	1,106,096
Ecopetrol SA, Senior Notes	4.625%	11/2/31	21,540,000	18,296,102
Ecopetrol SA, Senior Notes	5.875%	5/28/45	1,170,000	925,488
Energy Transfer LP, Junior Subordinated Notes (3 mo. USD LIBOR + 4.028%)	9.669%	1/16/24	2,880,000	2,769,306	(b)(c)
Energy Transfer LP, Junior Subordinated Notes (6.500% to 11/15/26 then 5 year Treasury Constant Maturity Rate + 5.694%)	6.500%	11/15/26	3,170,000	3,020,313	(b)(c)
Energy Transfer LP, Junior Subordinated Notes (6.750% to 5/15/25 then 5 year Treasury Constant Maturity Rate + 5.134%)	6.750%	5/15/25	600,000	574,556	(b)(c)
Energy Transfer LP, Junior Subordinated Notes (7.125% to 5/15/30 then 5 year Treasury Constant Maturity Rate + 5.306%)	7.125%	5/15/30	8,010,000	7,401,068	(b)(c)
Enterprise Products Operating LLC, Senior Notes	6.650%	10/15/34	920,000	1,054,296
EQM Midstream Partners LP, Senior Notes	5.500%	7/15/28	490,000	485,816
EQT Corp., Senior Notes	3.900%	10/1/27	2,520,000	2,412,324
EQT Corp., Senior Notes	5.000%	1/15/29	180,000	178,489
KazMunayGas National Co. JSC, Senior Notes	5.375%	4/24/30	500,000	497,062	(a)
KazMunayGas National Co. JSC, Senior Notes	6.375%	10/24/48	2,850,000	2,689,830	(a)
Kinder Morgan Inc., Senior Notes	7.750%	1/15/32	300,000	341,485
Kinder Morgan Inc., Senior Notes	5.550%	6/1/45	2,000,000	1,927,519
Occidental Petroleum Corp., Senior Notes	6.200%	3/15/40	11,829,000	12,228,761
Occidental Petroleum Corp., Senior Notes	6.600%	3/15/46	5,000,000	5,420,425

See Notes to Financial Statements.

Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report	13

Schedule of investments (cont’d)

December 31, 2023

Western Asset SMASh Series Core Plus Completion Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
ONEOK Inc., Senior Notes	5.550%	11/1/26	1,670,000	$1,699,793
ONEOK Inc., Senior Notes	5.650%	11/1/28	2,630,000	2,724,609
ONEOK Inc., Senior Notes	5.800%	11/1/30	900,000	936,214
Petrobras Global Finance BV, Senior Notes	5.500%	6/10/51	7,380,000	6,228,472
Range Resources Corp., Senior Notes	4.875%	5/15/25	1,680,000	1,660,319
Range Resources Corp., Senior Notes	8.250%	1/15/29	1,780,000	1,844,476
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	300,000	299,908
Southwestern Energy Co., Senior Notes	5.375%	3/15/30	1,510,000	1,476,247
Southwestern Energy Co., Senior Notes	4.750%	2/1/32	7,580,000	7,022,543
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., Senior Notes	6.000%	12/31/30	330,000	307,239	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.875%	1/15/29	830,000	857,938
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.875%	2/1/31	3,590,000	3,492,011
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.000%	1/15/32	560,000	512,016
Venture Global Calcasieu Pass LLC, Senior Secured Notes	3.875%	11/1/33	4,040,000	3,428,539	(a)
Western Midstream Operating LP, Senior Notes	5.300%	3/1/48	25,640,000	22,349,775
Western Midstream Operating LP, Senior Notes	5.500%	8/15/48	2,000,000	1,786,511
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	230,000	228,808
Williams Cos. Inc., Senior Notes	7.500%	1/15/31	152,000	172,205
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	2,930,000	2,958,784
Total Energy				155,406,600
Financials — 1.3%
Banks — 0.9%
Bank of Nova Scotia, Subordinated Notes (4.588% to 5/4/32 then 5 year Treasury Constant Maturity Rate + 2.050%)	4.588%	5/4/37	3,620,000	3,241,158	(c)

See Notes to Financial Statements.

14	Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report

Western Asset SMASh Series Core Plus Completion Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
BNP Paribas SA, Senior Notes (5.125%to 1/13/28 then 1 year Treasury Constant Maturity Rate + 1.450%)	5.125%	1/13/29	4,910,000	$4,948,208	(a)(c)
BNP Paribas SA, Senior Notes (5.894%to 12/5/33 then SOFR + 1.866%)	5.894%	12/5/34	3,080,000	3,220,184	(a)(c)
Cooperatieve Rabobank UA, Senior Notes (3.758% to 4/6/32 then 1 year Treasury Constant Maturity Rate + 1.420%)	3.758%	4/6/33	750,000	673,721	(a)(c)
PNC Financial Services Group Inc., Senior Notes (5.582% to 6/12/28 then SOFR + 1.841%)	5.582%	6/12/29	2,350,000	2,401,761	(c)
PNC Financial Services Group Inc., Senior Notes (5.812% to 6/12/25 then SOFR + 1.322%)	5.812%	6/12/26	750,000	754,960	(c)
Truist Financial Corp., Senior Notes (6.047% to 6/8/26 then SOFR + 2.050%)	6.047%	6/8/27	1,410,000	1,435,540	(c)
US Bancorp, Senior Notes (5.775% to 6/12/28 then SOFR + 2.020%)	5.775%	6/12/29	1,310,000	1,346,761	(c)
US Bancorp, Senior Notes (5.836% to 6/10/33 then SOFR + 2.260%)	5.836%	6/12/34	240,000	247,672	(c)
Wells Fargo & Co., Senior Notes (5.013% to 4/4/50 then 3 mo. Term SOFR + 4.502%)	5.013%	4/4/51	1,000,000	952,201	(c)
Wells Fargo & Co., Subordinated Notes	4.750%	12/7/46	2,000,000	1,764,766
Total Banks				20,986,932
Capital Markets — 0.3%
Charles Schwab Corp., Senior Notes	5.875%	8/24/26	3,020,000	3,098,516
Charles Schwab Corp., Senior Notes (6.136% to 8/24/33 then SOFR + 2.010%)	6.136%	8/24/34	590,000	622,131	(c)
Credit Suisse AG, Senior Notes	4.750%	8/9/24	1,170,000	1,163,251
Credit Suisse AG, Senior Notes	7.500%	2/15/28	2,270,000	2,487,485
UBS Group AG, Senior Notes (9.016% to 11/15/32 then SOFR + 5.020%)	9.016%	11/15/33	890,000	1,094,719	(a)(c)
Total Capital Markets				8,466,102
Financial Services — 0.1%
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	2,840,000	2,834,966	(a)
Total Financials				32,288,000

See Notes to Financial Statements.

Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report	15

Schedule of investments (cont’d)

December 31, 2023

Western Asset SMASh Series Core Plus Completion Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Health Care — 3.6%
Health Care Providers & Services — 0.5%
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	4.750%	10/15/24	5,070,000	$5,005,676	(a)
HCA Inc., Senior Notes	3.500%	9/1/30	7,660,000	6,946,049
HCA Inc., Senior Notes	5.500%	6/15/47	190,000	183,237
HCA Inc., Senior Notes	7.500%	11/15/95	10,000	11,315
Tenet Healthcare Corp., Senior Secured Notes	4.375%	1/15/30	330,000	306,181
Total Health Care Providers & Services				12,452,458
Pharmaceuticals — 3.1%
Bausch Health Americas Inc., Senior Notes	9.250%	4/1/26	540,000	494,703	(a)
Bausch Health Americas Inc., Senior Notes	8.500%	1/31/27	830,000	456,465	(a)
Bausch Health Cos. Inc., Senior Notes	6.250%	2/15/29	5,160,000	2,289,344	(a)
Bausch Health Cos. Inc., Senior Notes	7.250%	5/30/29	280,000	128,279	(a)
Bausch Health Cos. Inc., Senior Notes	5.250%	1/30/30	2,160,000	997,996	(a)
Bausch Health Cos. Inc., Senior Secured Notes	5.500%	11/1/25	350,000	320,493	(a)
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	7.125%	1/31/25	3,920,000	3,957,228
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	3.150%	10/1/26	35,960,000	33,321,780
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	4.750%	5/9/27	30,410,000	29,155,582
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	5.125%	5/9/29	4,690,000	4,484,209
Total Pharmaceuticals				75,606,079
Total Health Care				88,058,537
Industrials — 2.4%
Aerospace & Defense — 0.2%
Boeing Co., Senior Notes	5.705%	5/1/40	1,000,000	1,034,967
RTX Corp., Senior Notes	6.000%	3/15/31	1,150,000	1,225,439
RTX Corp., Senior Notes	4.500%	6/1/42	2,580,000	2,346,142
RTX Corp., Senior Notes	3.030%	3/15/52	1,310,000	905,124
Total Aerospace & Defense				5,511,672
Building Products — 0.1%
Builders FirstSource Inc., Senior Notes	4.250%	2/1/32	1,070,000	966,729	(a)

See Notes to Financial Statements.

16	Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report

Western Asset SMASh Series Core Plus Completion Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Services & Supplies — 0.0%††
Allied Universal Holdco LLC/Allied Universal Finance Corp., Senior Secured Notes	6.625%	7/15/26	330,000	$328,577	(a)
CoreCivic Inc., Senior Notes	4.750%	10/15/27	210,000	194,165
Total Commercial Services & Supplies				522,742
Machinery — 0.1%
Vertiv Group Corp., Senior Secured Notes	4.125%	11/15/28	2,070,000	1,943,408	(a)
Passenger Airlines — 1.2%
American Airlines Inc., Senior Secured Notes	8.500%	5/15/29	980,000	1,035,492	(a)
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.500%	10/20/25	3,954,000	3,895,463	(a)
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.750%	10/20/28	5,390,000	5,304,052	(a)
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Senior Secured Notes	6.500%	6/20/27	5,369,000	5,388,162	(a)
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Senior Secured Notes	8.000%	9/20/25	4,907,999	3,535,419	(a)
United Airlines Inc., Senior Secured Notes	4.375%	4/15/26	4,390,000	4,281,085	(a)
United Airlines Inc., Senior Secured Notes	4.625%	4/15/29	6,756,000	6,325,510	(a)
Total Passenger Airlines				29,765,183
Trading Companies & Distributors — 0.8%
Air Lease Corp., Senior Notes	5.300%	2/1/28	1,350,000	1,365,968
H&E Equipment Services Inc., Senior Notes	3.875%	12/15/28	1,080,000	982,822	(a)
United Rentals North America Inc., Senior Notes	4.875%	1/15/28	13,060,000	12,759,749
United Rentals North America Inc., Senior Notes	5.250%	1/15/30	100,000	98,577
United Rentals North America Inc., Senior Notes	3.875%	2/15/31	1,620,000	1,473,876
United Rentals North America Inc., Senior Notes	3.750%	1/15/32	4,220,000	3,738,610
Total Trading Companies & Distributors				20,419,602
Total Industrials				59,129,336

See Notes to Financial Statements.

Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report	17

Schedule of investments (cont’d)

December 31, 2023

Western Asset SMASh Series Core Plus Completion Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Information Technology — 0.2%
Communications Equipment — 0.1%
CommScope Inc., Senior Secured Notes	6.000%	3/1/26	1,150,000	$1,026,030	(a)
CommScope Inc., Senior Secured Notes	4.750%	9/1/29	1,980,000	1,331,244	(a)
CommScope Technologies LLC, Senior Notes	5.000%	3/15/27	2,000,000	834,370	(a)
Total Communications Equipment				3,191,644
Semiconductors & Semiconductor Equipment — 0.1%
Intel Corp., Senior Notes	5.125%	2/10/30	1,000,000	1,037,808
Micron Technology Inc., Senior Notes	5.875%	2/9/33	600,000	624,023
Total Semiconductors & Semiconductor Equipment				1,661,831
Software — 0.0%††
Open Text Holdings Inc., Senior Notes	4.125%	2/15/30	320,000	289,965	(a)
Open Text Holdings Inc., Senior Notes	4.125%	12/1/31	400,000	354,325	(a)
Total Software				644,290
Total Information Technology				5,497,765
Materials — 2.5%
Chemicals — 1.1%
OCP SA, Senior Notes	4.500%	10/22/25	1,180,000	1,152,531	(a)
OCP SA, Senior Notes	3.750%	6/23/31	4,000,000	3,449,200	(a)
OCP SA, Senior Notes	5.125%	6/23/51	4,630,000	3,526,574	(a)
Orbia Advance Corp. SAB de CV, Senior Notes	1.875%	5/11/26	10,430,000	9,582,315	(a)
Orbia Advance Corp. SAB de CV, Senior Notes	2.875%	5/11/31	9,900,000	8,201,131	(a)
Total Chemicals				25,911,751
Containers & Packaging — 0.2%
Ardagh Packaging Finance PLC/Ardagh
Holdings USA Inc., Senior Notes	5.250%	8/15/27	590,000	459,043	(a)
Ball Corp., Senior Notes	3.125%	9/15/31	4,730,000	4,083,358
Total Containers & Packaging				4,542,401
Metals & Mining — 0.6%
ArcelorMittal SA, Senior Notes	7.000%	10/15/39	2,000,000	2,169,181
Freeport-McMoRan Inc., Senior Notes	4.625%	8/1/30	2,030,000	1,986,754
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	7,950,000	7,747,077
Teck Resources Ltd., Senior Notes	6.000%	8/15/40	240,000	244,160
Vale Canada Ltd., Senior Notes	7.200%	9/15/32	1,254,000	1,357,455
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	1,368,000	1,494,101
Total Metals & Mining				14,998,728

See Notes to Financial Statements.

18	Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report

Western Asset SMASh Series Core Plus Completion Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Paper & Forest Products — 0.6%
Suzano Austria GmbH, Senior Notes	3.750%	1/15/31	12,210,000		$10,719,892
Suzano Austria GmbH, Senior Notes	3.125%	1/15/32	4,860,000		4,037,062
Total Paper & Forest Products					14,756,954
Total Materials					60,209,834
Real Estate — 0.1%
Diversified REITs — 0.0%††
VICI Properties LP/VICI Note Co. Inc., Senior Notes	4.500%	1/15/28	1,225,000		1,169,403	(a)
Health Care REITs — 0.1%
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	3.875%	6/30/28	1,310,000		1,197,096	(a)
Total Real Estate					2,366,499
Total Corporate Bonds & Notes (Cost — $685,149,607)					632,097,907
Sovereign Bonds — 22.7%
Angola — 0.2%
Angolan Government International Bond, Senior Notes	9.125%	11/26/49	4,770,000		3,905,438	(d)
Argentina — 0.4%
Argentine Republic Government International Bond, Senior Notes	1.000%	7/9/29	730,361		293,605
Argentine Republic Government International Bond, Senior Notes, Step bond (0.750% to 7/9/27 then 1.750%)	0.750%	7/9/30	14,037,114		5,664,070
Provincia de Buenos Aires, Senior Notes, Step bond (6.375% to 9/1/24 then 6.625%)	6.375%	9/1/37	8,834,786		3,405,506	(a)
Provincia de Buenos Aires, Senior Notes, Step bond (6.375% to 9/1/24 then 6.625%)	6.375%	9/1/37	1,780,000		686,129	(d)
Total Argentina					10,049,310
Bahamas — 0.0%††
Bahamas Government International Bond, Senior Notes	6.000%	11/21/28	690,000		614,100	(d)
Brazil — 2.3%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/27	130,000,000	BRL	26,894,325
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/33	143,857,000	BRL	29,105,825
Total Brazil					56,000,150

See Notes to Financial Statements.

Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report	19

Schedule of investments (cont’d)

December 31, 2023

Western Asset SMASh Series Core Plus Completion Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Colombia — 0.3%
Colombia Government International Bond, Senior Notes	4.125%	2/22/42	8,600,000		$6,174,322
Colombia Government International Bond, Senior Notes	5.625%	2/26/44	500,000		421,944
Total Colombia					6,596,266
Egypt — 0.2%
Egypt Government International Bond, Senior Notes	7.053%	1/15/32	8,440,000		5,806,340	(d)
Ghana — 0.1%
Ghana Government International Bond, Senior Notes	10.750%	10/14/30	2,830,000		1,791,747	(d)
Indonesia — 1.9%
Indonesia Treasury Bond	6.500%	2/15/31	633,766,000,000	IDR	40,997,008
Indonesia Treasury Bond	7.500%	6/15/35	100,987,000,000	IDR	6,994,516
Total Indonesia					47,991,524
Ivory Coast — 0.1%
Ivory Coast Government International Bond, Senior Notes	6.125%	6/15/33	4,090,000		3,773,680	(d)
Jamaica — 0.3%
Jamaica Government International Bond, Senior Notes	9.625%	11/3/30	991,000,000	JMD	6,540,347
Kenya — 0.6%
Republic of Kenya Government International Bond, Senior Notes	6.875%	6/24/24	4,260,000		4,149,308	(d)
Republic of Kenya Government International Bond, Senior Notes	7.250%	2/28/28	910,000		834,482	(a)
Republic of Kenya Government International Bond, Senior Notes	6.300%	1/23/34	11,470,000		9,232,022	(a)
Total Kenya					14,215,812
Mexico — 14.0%
Mexican Bonos, Bonds	8.000%	11/7/47	3,200,030,000	MXN	168,572,100
Mexican Bonos, Senior Notes	7.750%	11/23/34	1,718,650,000	MXN	92,525,331
Mexican Bonos, Senior Notes	7.750%	11/13/42	1,579,171,500	MXN	81,874,012
Total Mexico					342,971,443
Nigeria — 0.2%
Nigeria Government International Bond, Senior Notes	7.143%	2/23/30	4,970,000		4,490,693	(a)
Paraguay — 0.1%
Paraguay Government International Bond, Senior Notes	3.849%	6/28/33	3,470,000		3,085,698	(a)

See Notes to Financial Statements.

20	Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report

Western Asset SMASh Series Core Plus Completion Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Sri Lanka — 0.1%
Sri Lanka Government International Bond, Senior Notes	7.550%	3/28/30	4,030,000		$2,034,630	(d)
Supranational — 1.6%
Inter-American Development Bank, Senior Notes	7.350%	10/6/30	3,106,000,000	INR	38,233,894
Ukraine — 0.1%
Ukraine Government International Bond, Senior Notes	7.253%	3/15/35	7,490,000		1,821,351	(d)
Uruguay — 0.2%
Uruguay Government International Bond, Senior Notes	3.875%	7/2/40	214,958,535	UYU	5,816,428
Total Sovereign Bonds (Cost — $545,459,900)					555,738,851
Mortgage-Backed Securities — 19.4%
FHLMC — 1.3%
Federal Home Loan Mortgage Corp. (FHLMC)	2.000%	10/1/41	9,953,483		8,519,781
Federal Home Loan Mortgage Corp. (FHLMC)	2.500%	7/1/50-4/1/52	14,357,556		12,391,919
Federal Home Loan Mortgage Corp. (FHLMC)	4.500%	1/1/51-11/1/52	5,496,136		5,346,096
Federal Home Loan Mortgage Corp. (FHLMC)	3.000%	11/1/51	561,321		499,625
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	5/1/52	2,634,710		2,418,390
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	2/1/53	3,006,576		2,881,231
Total FHLMC					32,057,042
FNMA — 8.7%
Federal National Mortgage Association (FNMA)	5.170%	12/1/33	12,439,000		13,123,893
Federal National Mortgage Association (FNMA)	2.000%	9/1/41-3/1/52	77,293,559		64,522,438
Federal National Mortgage Association (FNMA)	3.000%	11/1/50-3/1/52	7,842,035		7,014,931
Federal National Mortgage Association (FNMA)	2.500%	8/1/51-2/1/52	1,597,866		1,368,180
Federal National Mortgage Association (FNMA)	4.500%	11/1/52	2,129,602		2,065,816
Federal National Mortgage Association (FNMA)	5.500%	9/1/53	2,934,527		2,949,091

See Notes to Financial Statements.

Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report	21

Schedule of investments (cont’d)

December 31, 2023

Western Asset SMASh Series Core Plus Completion Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
FNMA — continued
Federal National Mortgage Association (FNMA)	2.000%	1/1/54	700,000	$572,250	(e)
Federal National Mortgage Association (FNMA)	2.500%	1/1/54	92,800,000	78,959,750	(e)
Federal National Mortgage Association (FNMA)	3.000%	1/1/54	11,700,000	10,351,301	(e)
Federal National Mortgage Association (FNMA)	3.500%	1/1/54	22,600,000	20,735,500	(e)
Federal National Mortgage Association (FNMA)	4.000%	1/1/54	11,600,000	10,972,422	(e)
Federal National Mortgage Association (FNMA)	4.500%	1/1/54	1,300,000	1,260,289	(e)
Federal National Mortgage Association (FNMA)	5.500%	1/1/54	300,000	301,313	(e)
Total FNMA				214,197,174
GNMA — 9.4%
Government National Mortgage Association (GNMA) II	3.500%	4/20/45-10/20/48	744,858	702,941
Government National Mortgage Association (GNMA) II	4.500%	6/20/48-9/20/52	11,927,514	11,772,338
Government National Mortgage Association (GNMA) II	2.000%	2/20/51	11,235,910	9,522,585
Government National Mortgage Association (GNMA) II	2.500%	6/20/51-12/20/51	92,855,939	80,360,947
Government National Mortgage Association (GNMA) II	3.000%	3/20/52	22,413,802	20,327,183
Government National Mortgage Association (GNMA) II	5.000%	9/20/52	847,808	852,672
Government National Mortgage Association (GNMA) II	2.000%	1/20/54	34,200,000	28,964,461	(e)
Government National Mortgage Association (GNMA) II	3.000%	1/20/54	21,300,000	19,288,095	(e)
Government National Mortgage Association (GNMA) II	3.500%	1/20/54	5,500,000	5,122,734	(e)
Government National Mortgage Association (GNMA) II	4.500%	1/20/54	3,900,000	3,806,775	(e)
Government National Mortgage Association (GNMA) II	5.000%	1/20/54	26,000,000	25,821,283	(e)
Government National Mortgage Association (GNMA) II	5.500%	1/20/54	8,900,000	8,965,382	(e)

See Notes to Financial Statements.

22	Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report

Western Asset SMASh Series Core Plus Completion Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
GNMA — continued
Government National Mortgage Association (GNMA) II	6.000%	1/20/54	8,500,000	$8,643,770	(e)
Government National Mortgage Association (GNMA) II	6.500%	3/20/54	5,500,000	5,617,949	(e)
Total GNMA				229,769,115
Total Mortgage-Backed Securities (Cost — $467,263,491)				476,023,331
Collateralized Mortgage Obligations (f) —17.6%
MIC Trust, 2023-MIC A	8.437%	12/5/38	4,740,000	4,994,281	(a)(c)
Alternative Loan Trust, 2007-OA8 1A1 (1 mo. Term SOFR + 0.474%)	5.830%	6/25/47	2,853,330	2,342,044	(c)
AOA Mortgage Trust, 2021-1177 A (1 mo. Term SOFR + 0.989%)	6.351%	10/15/38	8,235,000	7,454,913	(a)(c)
BAMLL Re-REMIC Trust, 2016-GG10 AJA	5.630%	8/10/45	8,153,401	1,750,861	(a)(c)
Banc of America Funding Corp., 2015-R3 1A2	3.788%	3/27/36	26,712,658	20,999,429	(a)(c)
Banc of America Funding Trust, 2014-R2 2A2 (1 mo. Term SOFR + 0.324%)	5.680%	5/26/37	8,045,612	6,965,484	(a)(c)
Banc of America Funding Trust, 2015-R2 9A2	4.733%	3/27/36	11,375,461	9,389,754	(a)(c)
Barclays Commercial Mortgage Trust, 2019-C5 A4	3.063%	11/15/52	25,110,000	22,611,789
BCAP LLC Trust, 2013-RR3 4A2	3.813%	11/26/36	2,243,073	2,203,953	(a)(c)
BCAP LLC Trust, 2014-RR5 1A2	4.794%	1/26/36	18,580,708	17,222,898	(a)(c)
BX Commercial Mortgage Trust, 2019- IMC F (1 mo. Term SOFR + 2.946%)	8.308%	4/15/34	3,210,000	3,147,291	(a)(c)
BX Commercial Mortgage Trust, 2020- VIVA E	3.549%	3/11/44	6,847,863	5,447,711	(a)(c)
BX Commercial Mortgage Trust, 2021- 21M A (1 mo. Term SOFR + 0.844%)	6.206%	10/15/36	8,578,164	8,420,034	(a)(c)
BX Commercial Mortgage Trust, 2021- ACNT A (1 mo. Term SOFR + 0.964%)	6.326%	11/15/38	7,780,000	7,677,815	(a)(c)
BX Commercial Mortgage Trust, 2021- XL2 J (1 mo. Term SOFR + 4.004%)	9.366%	10/15/38	7,819,302	7,464,630	(a)(c)
BX Trust, 2021-BXMF A (1 mo. Term SOFR + 0.750%)	6.112%	10/15/26	23,123,780	22,710,323	(a)(c)
Citigroup Commercial Mortgage Trust, 2019-C7 A4	3.102%	12/15/72	15,000,000	13,453,796
Commercial Mortgage Trust, 2014-CR20 B	4.239%	11/10/47	720,000	664,885	(c)

See Notes to Financial Statements.

Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report	23

Schedule of investments (cont’d)

December 31, 2023

Western Asset SMASh Series Core Plus Completion Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (f) — continued
CSMC OA LLC, 2014-USA F	4.373%	9/15/37	1,100,000	$429,153	(a)
CSMC Trust, 2014-USA E	4.373%	9/15/37	530,000	250,651	(a)
CSMC Trust, 2017-CHOP G (PRIME + 2.294%)	10.794%	7/15/32	7,606,000	6,471,472	(a)(c)
Deutsche Mortgage Securities Inc., 2006-PR1 5AS2, IO	3.061%	4/15/36	2,177,390	369,242	(a)(c)
ELP Commercial Mortgage Trust, 2021- ELP D (1 mo. Term SOFR + 1.634%)	6.996%	11/15/38	15,881,514	15,449,987	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA3 B1 (30 Day Average SOFR + 3.500%)	8.837%	10/25/33	6,420,000	6,704,611	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA5 B1 (30 Day Average SOFR + 3.050%)	8.387%	1/25/34	11,170,000	11,295,403	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2018-HRP1 B2 (30 Day Average SOFR + 11.864%)	17.202%	5/25/43	17,051,390	20,061,205	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2018-R07 1B1 (30 Day Average SOFR + 4.464%)	9.802%	4/25/31	2,414,000	2,587,251	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2019-R03 1B1 (30 Day Average SOFR + 4.214%)	9.552%	9/25/31	10,512,384	11,069,568	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2021-R01 1B1 (30 Day Average SOFR + 3.100%)	8.437%	10/25/41	8,870,000	8,957,576	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2022-R01 1B1 (30 Day Average SOFR + 3.150%)	8.487%	12/25/41	2,700,000	2,724,460	(a)(c)
Government National Mortgage Association (GNMA), 2014-157 IO, IO	0.190%	5/16/55	2,166,415	13,282	(c)
GS Mortgage Securities Corp., 2014-2R 3B (1 mo. USD LIBOR + 0.610%)	4.999%	11/26/37	13,811,039	12,439,669	(a)
GS Mortgage Securities Corp. Trust, 2018-LUAU G (1 mo. Term SOFR + 4.747%)	10.109%	11/15/32	10,000,000	9,672,045	(a)(c)
Hilton USA Trust, 2016-HHV D	4.194%	11/5/38	2,800,000	2,625,298	(a)(c)

See Notes to Financial Statements.

24	Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report

Western Asset SMASh Series Core Plus Completion Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (f) — continued
IMPAC Secured Assets Corp., 2006-3 A7 (1 mo. Term SOFR + 0.654%)	6.010%	11/25/36	18,057,782	$14,934,588	(c)
JPMBB Commercial Mortgage Securities Trust, 2014-C25 C	4.432%	11/15/47	3,940,000	3,127,753	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LD12 AJ	6.349%	2/15/51	4,803	4,453	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNN GFX	4.688%	1/16/37	38,360,000	16,894,741	(a)(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2021-NYAH H (1 mo. Term SOFR + 3.504%)	8.866%	6/15/38	7,960,000	5,398,959	(a)(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AMS	5.337%	5/15/47	3,003,053	2,886,744
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNN FFX	4.625%	1/16/37	39,120,000	19,784,717	(a)
KIND Trust, 2021-KIND D (1 mo. Term SOFR + 2.414%)	7.776%	8/15/38	18,665,101	17,284,550	(a)(c)
KIND Trust, 2021-KIND XCP, IO	0.000%	8/15/38	78,050,000	82	(a)(c)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	484,072	76,750	(c)
ML-CFC Commercial Mortgage Trust, 2007-5 AJFL	5.450%	8/12/48	211,546	33,541	(a)(c)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.193%	9/12/49	25,046	24,349	(c)
Morgan Stanley Bank of America Merrill Lynch Trust, 2017-C34 B	4.111%	11/15/52	6,250,000	5,547,142	(c)
MRCD Mortgage Trust, 2019-PARK A	2.718%	12/15/36	7,980,000	6,962,691	(a)
NYO Commercial Mortgage Trust, 2021- 1290 C (1 mo. Term SOFR + 2.109%)	7.471%	11/15/38	9,150,000	7,030,811	(a)(c)
PMT Credit Risk Transfer Trust, 2019-2R A (1 mo. Term SOFR + 3.864%)	9.221%	5/30/25	9,632,168	9,647,418	(a)(c)
PMT Credit Risk Transfer Trust, 2019-3R A (30 Day Average SOFR + 3.814%)	9.153%	11/27/31	3,191,491	3,199,098	(a)(c)
PMT Credit Risk Transfer Trust, 2021-1R A (1 mo. Term SOFR + 3.014%)	8.371%	2/27/24	6,504,895	6,478,609	(a)(c)
Prime Mortgage Trust, 2006-DR1 2A1	5.500%	5/25/35	728,539	629,174	(a)
RBSSP Resecuritization Trust, 2013-4 1A2 (1 mo. Term SOFR + 1.614%)	6.955%	12/26/37	15,732,449	12,340,700	(a)(c)
Residential Accredit Loans Inc., 2007- QS7 1A7 (1 mo. Term SOFR + 0.664%, 6.000% floor)	6.000%	5/25/37	4,270,314	3,085,140	(c)

See Notes to Financial Statements.

Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report	25

Schedule of investments (cont’d)

December 31, 2023

Western Asset SMASh Series Core Plus Completion Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (f) — continued
SFO Commercial Mortgage Trust, 2021- 555 D (1 mo. Term SOFR + 2.514%)	7.876%	5/15/38	7,960,000	$6,579,850	(a)(c)
Soho Trust, 2021-SOHO C	2.697%	8/10/38	15,108,500	8,832,591	(a)(c)
TBW Mortgage-Backed Pass-Through Certificates, 2006-3 4A3, IO (-1.000 x 1 mo. Term SOFR + 6.986%)	1.630%	7/25/36	18,852,419	1,036,580	(c)
Wells Fargo Commercial Mortgage Trust, 2014-LC16 A5	3.817%	8/15/50	980,000	966,753
WFRBS Commercial Mortgage Trust, 2014-C24 AS	3.931%	11/15/47	1,270,000	1,191,143
WFRBS Commercial Mortgage Trust, 2014-C24 C	4.290%	11/15/47	1,630,000	1,323,762	(c)
Total Collateralized Mortgage Obligations (Cost — $504,048,529)				431,345,453
Senior Loans — 10.1%
Communication Services — 0.9%
Entertainment — 0.3%
UFC Holdings LLC, Term Loan B3 (3 mo. Term SOFR + 3.012%)	8.399%	4/29/26	7,161,801	7,197,109	(c)(g)(h)
Media — 0.6%
Charter Communications Operating LLC, Term Loan B2 (3 mo. Term SOFR + 1.750%)	7.133%	2/1/27	1,550,611	1,552,557	(c)(g)(h)
Charter Communications Operating LLC, Term Loan B4 (1 mo. Term SOFR + 2.000%)	7.360%	12/7/30	1,736,391	1,733,369	(c)(g)(h)
Nexstar Media Inc., Term Loan B4 (1 mo. Term SOFR + 2.614%)	7.970%	9/18/26	1,959,656	1,963,026	(c)(g)(h)
Virgin Media Bristol LLC, Term Loan Facility N (1 mo. Term SOFR + 2.614%)	7.976%	1/31/28	7,846,685	7,832,522	(c)(g)(h)
Virgin Media Bristol LLC, Term Loan Facility Q (1 mo. Term SOFR + 3.364%)	8.726%	1/31/29	1,910,000	1,910,105	(c)(g)(h)
Total Media				14,991,579
Total Communication Services				22,188,688
Consumer Discretionary — 1.4%
Automobile Components — 0.1%
Clarios Global LP, 2023 Term Loan (1 mo. Term SOFR + 3.750%)	9.106%	5/6/30	2,812,950	2,822,795	(c)(g)(h)
Hotels, Restaurants & Leisure — 1.0%
Alterra Mountain Co., 2028 Term Loan B (1 mo. Term SOFR + 3.614%)	8.970%	8/17/28	4,583,571	4,595,992	(c)(g)(h)

See Notes to Financial Statements.

26	Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report

Western Asset SMASh Series Core Plus Completion Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Caesars Entertainment Inc., Term Loan B (1 mo. Term SOFR + 3.350%)	8.706%	2/6/30	764,225	$767,271	(c)(g)(h)
Entain Holdings Gibraltar Ltd., Term Loan Facility B (3 mo. Term SOFR + 2.600%)	7.948%	3/29/27	1,303,863	1,308,987	(c)(g)(h)
PCI Gaming Authority, Term Loan Facility B (1 mo. Term SOFR + 2.614%)	7.970%	5/29/26	4,794,030	4,817,114	(c)(g)(h)
Scientific Games International Inc., Initial Term Loan B (1 mo. Term SOFR + 3.100%)	8.465%	4/16/29	8,818,720	8,857,302	(c)(g)(h)
Station Casinos LLC, Term Loan Facility B1 (1 mo. Term SOFR + 2.350%)	7.706%	2/8/27	3,884,478	3,897,549	(c)(g)(h)
Total Hotels, Restaurants & Leisure				24,244,215
Specialty Retail — 0.3%
Harbor Freight Tools USA Inc., 2021 Refinancing Term Loan (1 mo. Term SOFR + 2.864%)	8.220%	10/19/27	6,783,574	6,784,795	(c)(g)(h)
Total Consumer Discretionary				33,851,805
Consumer Staples — 0.1%
Beverages — 0.1%
Triton Water Holdings Inc., First Lien Initial Term Loan (3 mo. Term SOFR + 3.512%)	8.860%	3/31/28	4,047,111	4,016,758	(c)(g)(h)
Financials — 2.0%
Capital Markets — 0.4%
First Eagle Holdings Inc., 2018 Refinancing Term Loan B (3 mo. Term SOFR + 2.600%)	7.948%	2/1/27	2,093,674	2,091,842	(c)(g)(h)
Focus Financial Partners LLC, Term Loan B5 (1 mo. Term SOFR + 3.250%)	8.606%	6/30/28	7,584,012	7,610,063	(c)(g)(h)
Total Capital Markets				9,701,905
Consumer Finance — 0.1%
Trans Union LLC, Term Loan B5 (1 mo. Term SOFR + 1.864%)	7.206%	11/16/26	2,956,051	2,963,294	(c)(g)(h)
Financial Services — 1.0%
Citadel Securities LP, Term Loan B (1 mo. Term SOFR + 2.614%)	7.970%	7/29/30	8,079,153	8,107,753	(c)(g)(h)
Deerfield Dakota Holding LLC, First Lien Initial Dollar Term Loan (3 mo. Term SOFR + 3.750%)	9.098%	4/9/27	6,162,780	6,116,559	(c)(g)(h)

See Notes to Financial Statements.

Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report	27

Schedule of investments (cont’d)

December 31, 2023

Western Asset SMASh Series Core Plus Completion Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Financial Services — continued
Setanta Aircraft Leasing DAC, Term Loan (1 mo. Term SOFR + 2.262%)	7.610%	11/5/28	5,000,000	$5,021,525	(c)(g)(h)
VFH Parent LLC, Initial Term Loan (1 mo. Term SOFR + 3.100%)	8.456%	1/13/29	5,276,944	5,294,754	(c)(g)(h)
Total Financial Services				24,540,591
Insurance — 0.5%
AmWINS Group Inc., 2023 Incremental Term Loan (1 mo. Term SOFR + 2.864%)	8.220%	2/19/28	1,227,600	1,232,590	(c)(g)(h)
AmWINS Group Inc., Term Loan (1 mo. Term SOFR + 2.364%)	7.720%	2/19/28	126,152	126,507	(c)(g)(h)
Asurion LLC, New Term Loan B8 (1 mo. Term SOFR + 3.364%)	8.720%	12/23/26	5,946,904	5,943,604	(c)(g)(h)
Asurion LLC, New Term Loan B9 (1 mo. Term SOFR + 3.364%)	8.720%	7/31/27	3,013,612	2,995,952	(c)(g)(h)
Asurion LLC, New Term Loan B11 (1 mo. Term SOFR + 4.350%)	9.706%	8/21/28	622,357	621,025	(c)(g)(h)
Total Insurance				10,919,678
Total Financials				48,125,468
Health Care — 2.3%
Health Care Equipment & Supplies — 0.2%
Medline Borrower LP, Initial Dollar Term Loan (1 mo. Term SOFR + 3.114%)	8.470%	10/23/28	3,790,739	3,814,128	(c)(g)(h)
Health Care Providers & Services — 1.0%
Grifols Worldwide Operations USA Inc., Dollar Term Loan B (3 mo. Term SOFR + 2.150%)	7.538%	11/15/27	5,174,144	5,180,611	(c)(g)(h)
Phoenix Guarantor Inc., Term Loan B1 (1 mo. Term SOFR + 3.364%)	8.720%	3/5/26	6,873,284	6,878,199	(c)(g)(h)
Phoenix Guarantor Inc., Term Loan B3 (1 mo. Term SOFR + 3.614%)	8.970%	3/5/26	1,246,552	1,248,303	(c)(g)(h)
Sotera Health Holdings LLC, Term Loan (3 mo. Term SOFR + 3.012%)	8.395%	12/11/26	11,050,000	11,059,172	(c)(g)(h)
Total Health Care Providers & Services				24,366,285
Health Care Technology — 0.4%
AthenaHealth Group Inc., Initial Term Loan (1 mo. Term SOFR + 3.250%)	8.606%	2/15/29	11,091,999	11,058,723	(c)(g)(h)

See Notes to Financial Statements.

28	Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report

Western Asset SMASh Series Core Plus Completion Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Life Sciences Tools & Services — 0.3%
ICON Luxembourg Sarl, Term Loan (3 mo. Term SOFR + 2.512%)	7.860%	7/3/28	5,191,998	$5,217,154	(c)(g)(h)
PRA Health Sciences Inc., Term Loan (3 mo. Term SOFR + 2.512%)	7.860%	7/3/28	1,293,590	1,299,857	(c)(g)(h)
Total Life Sciences Tools & Services				6,517,011
Pharmaceuticals — 0.4%
Gainwell Acquisition Corp., Term Loan B (3 mo. Term SOFR + 4.100%)	9.448%	10/1/27	6,859,732	6,688,239	(c)(g)(h)
Jazz Financing Lux Sarl, Initial Dollar Term Loan (1 mo. Term SOFR + 3.614%)	8.970%	5/5/28	4,254,125	4,281,585	(c)(g)(h)
Total Pharmaceuticals				10,969,824
Total Health Care				56,725,971
Industrials — 2.0%
Building Products — 0.2%
Quikrete Holdings Inc., Term Loan B1 (1 mo. Term SOFR + 2.864%)	8.220%	3/18/29	4,073,836	4,090,803	(c)(g)(h)
Commercial Services & Supplies — 1.0%
Ali Group North America Corp., Initial Term Loan B (1 mo. Term SOFR + 2.114%)	7.470%	7/30/29	3,080,028	3,088,883	(c)(g)(h)
Allied Universal Holdco LLC, USD Term Loan (1 mo. Term SOFR + 3.850%)	9.206%	5/12/28	9,650,355	9,625,361	(c)(g)(h)
APi Group DE Inc., 2026 Term Loan (1 mo. Term SOFR + 2.364%)	7.720%	10/1/26	2,570,608	2,577,960	(c)(g)(h)
Garda World Security Corp., Term Loan B2 (3 mo. Term SOFR + 4.350%)	9.725%	10/30/26	2,964,367	2,973,408	(c)(g)(h)
GFL Environmental Inc., 2023 Term Loan (3 mo. Term SOFR + 2.500%)	7.912%	5/31/27	3,302,340	3,318,439	(c)(g)(h)
Verscend Holding Corp., New Term Loan B (1 mo. Term SOFR + 4.114%)	9.470%	8/27/25	4,142,501	4,161,473	(c)(g)(h)
Total Commercial Services & Supplies				25,745,524
Construction & Engineering — 0.1%
Brown Group Holding LLC, Initial Term Loan (1 mo. Term SOFR + 2.850%)	8.206%	6/7/28	2,998,390	3,005,227	(c)(g)(h)
Ground Transportation — 0.4%
Genesee & Wyoming Inc., Initial Term Loan (3 mo. Term SOFR + 2.100%)	7.448%	12/30/26	9,239,581	9,272,012	(c)(g)(h)

See Notes to Financial Statements.

Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report	29

Schedule of investments (cont’d)

December 31, 2023

Western Asset SMASh Series Core Plus Completion Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Passenger Airlines — 0.3%
Delta Air Lines Inc., Initial Term Loan (3 mo. Term SOFR + 3.750%)	9.166%	10/20/27	1,528,000	$1,566,995	(c)(g)(h)
United Airlines Inc., Term Loan B (1 mo. Term SOFR + 3.864%)	9.220%	4/21/28	4,588,505	4,611,447	(c)(g)(h)
Total Passenger Airlines				6,178,442
Total Industrials				48,292,008
Information Technology — 1.3%
Communications Equipment — 0.1%
CommScope Inc., Initial Term Loan (1 mo. Term SOFR + 3.364%)	8.720%	4/6/26	3,647,161	3,271,047	(c)(g)(h)
Electronic Equipment, Instruments & Components — 0.3%
Coherent Corp., Term Loan B (1 mo. Term
SOFR + 2.864%)	8.220%	7/2/29	6,355,871	6,391,623	(c)(g)(h)
Software — 0.9%
Avolon TLB Borrower 1 US LLC, Term
Loan	—	6/22/28	2,389,682	2,397,843	(i)
DCert Buyer Inc., First Lien Initial Term
Loan (1 mo. Term SOFR + 4.000%)	9.356%	10/16/26	9,568,916	9,504,230	(c)(g)(h)
Peraton Corp., First Lien Term Loan B (1 mo. Term SOFR + 3.850%)	9.206%	2/1/28	10,056,771	10,094,484	(c)(g)(h)
Total Software				21,996,557
Total Information Technology				31,659,227
Materials — 0.1%
Paper & Forest Products — 0.1%
Asplundh Tree Expert LLC, 2021
Refinancing Term Loan (1 mo. Term
SOFR + 1.850%)	7.206%	9/7/27	2,123,566	2,128,588	(c)(g)(h)
Total Senior Loans (Cost — $245,457,615)				246,988,513
U.S. Government & Agency Obligations — 3.9%
U.S. Government Obligations — 3.9%
U.S. Treasury Bonds	4.375%	8/15/43	36,610,000	37,382,242	(j)(k)
U.S. Treasury Bonds	4.750%	11/15/43	44,720,000	47,983,162	(l)
U.S. Treasury Bonds	3.625%	5/15/53	2,500,000	2,311,914	(j)
U.S. Treasury Bonds	4.125%	8/15/53	8,093,000	8,182,782	(j)(m)
Total U.S. Government & Agency Obligations (Cost — $89,984,239)				95,860,100
U.S. Treasury Inflation Protected Securities — 3.6%
U.S. Treasury Bonds, Inflation Indexed	1.500%	2/15/53	1,262,749	1,146,081
U.S. Treasury Notes, Inflation Indexed	1.125%	1/15/33	92,876,569	87,926,722	(j)(k)
Total U.S. Treasury Inflation Protected Securities (Cost — $93,362,035)				89,072,803

See Notes to Financial Statements.

30	Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report

Western Asset SMASh Series Core Plus Completion Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — 2.7%
Accredited Mortgage Loan Trust, 2006-2 M1 (1 mo. Term SOFR + 0.384%)	5.740%	9/25/36	16,246,000	$15,175,548	(c)
Bravo Mortgage Asset Trust, 2006-1A M1 (1 mo. Term SOFR + 0.714%)	6.070%	7/25/36	26,033,626	22,885,962	(a)(c)
CIT Mortgage Loan Trust, 2007-1 1M1 (1 mo. Term SOFR + 1.614%)	6.970%	10/25/37	8,288,963	8,203,219	(a)(c)
Fremont Home Loan Trust, 2006-B 1A (1 mo. Term SOFR + 0.414%)	5.770%	8/25/36	14,578,536	5,864,018	(c)
GSAMP Trust, 2005-SEA1 M2 (1 mo. Term SOFR + 1.464%)	6.820%	1/25/35	2,347,748	2,395,442	(a)(c)
Home Equity Asset Trust, 2005-6 M5 (1 mo. Term SOFR + 1.059%)	6.415%	12/25/35	2,980,000	2,764,577	(c)
KREF Ltd., 2021-FL2 D (1 mo. Term SOFR + 2.314%)	7.676%	2/15/39	3,130,000	2,893,924	(a)(c)
Morgan Stanley ABS Capital Inc. Trust, 2004-HE7 M1 (1 mo. Term SOFR + 1.014%)	6.370%	8/25/34	5,385,681	5,274,199	(c)
Total Asset-Backed Securities (Cost — $71,975,183)				65,456,889

	Expiration Date	Contracts	Notional Amount†
Purchased Options — 0.2%
Exchange-Traded Purchased Options — 0.1%
3-Month SOFR Futures, Put @ $94.750	4/12/24	3,711	9,277,500	185,550
3-Month SOFR Futures, Put @ $96.000	12/13/24	2,149	5,372,500	2,095,275
U.S. Treasury 5-Year Notes Futures, Call @ $109.000	1/26/24	1,144	1,144,000	625,625
Total Exchange-Traded Purchased Options (Cost — $3,606,721)				2,906,450

	Counterparty
OTC Purchased Options — 0.1%
U.S. Dollar/Canadian Dollar, Call @ 1.372CAD	BNP Paribas SA	3/21/24	62,040,000	62,040,000	92,069
U.S. Dollar/Euro, Call @ $1.060	JPMorgan Chase & Co.	2/6/24	36,706,343	36,706,343	16,533

See Notes to Financial Statements.

Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report	31

Schedule of investments (cont’d)

December 31, 2023

Western Asset SMASh Series Core Plus Completion Fund

(Percentages shown based on Fund net assets)

Security	Counterparty	Expiration Date	Contracts	Notional Amount†	Value
OTC Purchased Options — continued
U.S. Dollar/Euro, Call @ $1.062	BNP Paribas SA	2/22/24	67,970,000	67,970,000	$65,018
U.S. Dollar/Swiss Franc, Call @ 0.853CHF	Goldman Sachs Group Inc.	3/15/24	47,150,687	47,150,687	292,421
Total OTC Purchased Options (Cost — $855,819)					466,041
Total Purchased Options (Cost — $4,462,540)					3,372,491
Total Investments before Short-Term Investments (Cost — $2,707,163,139)					2,595,956,338

		Rate		Shares
Short-Term Investments —0.6%
BNY Mellon Cash Reserve Fund (Cost — $15,659,687)		2.250%		15,659,687	15,659,687	(n)
Total Investments — 106.6% (Cost — $2,722,822,826)					2,611,616,025
Liabilities in Excess of Other Assets — (6.6)%					(162,207,353)
Total Net Assets — 100.0%					$2,449,408,672

See Notes to Financial Statements.

32	Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report

Western Asset SMASh Series Core Plus Completion Fund

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

††	Represents less than 0.1%.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)	Security has no maturity date. The date shown represents the next call date.

(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(e)	This security is traded on a to-be-announced (“TBA”) basis. At December 31, 2023, the Fund held TBA securities with a total cost of $222,550,844.

(f)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(g)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(h)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(i)	All or a portion of this loan has not settled as of December 31, 2023. Interest rates are not effective until settlement date. Interest rates shown, if any, are for the settled portion of the loan.

(j)	All or a portion of this security is held at the broker as collateral for open centrally cleared swap contracts.

(k)	All or a portion of this security is held at the broker as collateral for open futures contracts and exchange-traded options.

(l)	Securities traded on a when-issued or delayed delivery basis.

(m)	All or a portion of this security is held at the broker as collateral for OTC derivatives.

(n)	Rate shown is one-day yield as of the end of the reporting period.

See Notes to Financial Statements.

Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report	33

Schedule of investments (cont’d)

December 31, 2023

Western Asset SMASh Series Core Plus Completion Fund

Abbreviation(s) used in this schedule:

BRL	— Brazilian Real

CAD	— Canadian Dollar

CAS	— Connecticut Avenue Securities

CHF	— Swiss Franc

IDR	— Indonesian Rupiah

INR	— Indian Rupee

IO	— Interest Only

JMD	— Jamaican Dollar

JSC	— Joint Stock Company

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

REMIC	— Real Estate Mortgage Investment Conduit

Re-REMIC	— Resecuritization of Real Estate Mortgage Investment Conduit

SOFR	— Secured Overnight Financing Rate

USD	— United States Dollar

UYU	— Uruguayan Peso

At December 31, 2023, the Fund had the following written options contracts:

Exchange-Traded Written Options
Security	Expiration Date	Strike Price	Contracts	Notional Amount†	Value
3-Month SOFR Futures, Call	12/13/24	$97.125	2,149	5,372,500	$(1,329,694)
3-Month SOFR Futures, Put	12/13/24	95.500	2,149	5,372,500	(1,074,500)
U.S. Treasury 5-Year Notes Futures, Call	1/26/24	110.250	1,144	1,144,000	(223,438)
U.S. Treasury 10-Year Notes Futures, Call	1/26/24	114.000	717	717,000	(347,297)
U.S. Treasury 10-Year Notes Futures, Call	1/26/24	114.500	717	717,000	(257,672)
U.S. Treasury Long-Term Bonds Futures, Call	1/26/24	126.000	164	164,000	(217,812)
Total Exchange-Traded Written Options (Premiums received — $3,564,530)					(3,450,413)

See Notes to Financial Statements.

34	Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report

Western Asset SMASh Series Core Plus Completion Fund

OTC Written Options
Security	Counterparty	Expiration Date	Strike Price		Contracts	Notional Amount†	Value
U.S. Dollar/Mexican Peso, Put	JPMorgan Chase & Co.	2/14/24	17.023	MXN	53,093,797	53,093,797	$(749,756)
U.S. Dollar/Mexican Peso, Put	Morgan Stanley & Co. Inc.	2/22/24	16.799	MXN	41,419,142	41,419,142	(364,187)
Total OTC Written Options (Premiums received — $733,828)							(1,113,943)
Total Written Options (Premiums received — $4,298,358)							$(4,564,356)

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

Abbreviation(s) used in this schedule:

MXN	— Mexican Peso

SOFR	— Secured Overnight Financing Rate

At December 31, 2023, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
3-Month SOFR	2,888	3/25	$690,868,371	$695,069,400	$4,201,029
3-Month SOFR	415	6/25	99,261,621	100,201,750	940,129
3-Month SOFR	7,688	3/26	1,847,806,991	1,863,090,700	15,283,709
Australian Dollar	221	3/24	14,550,971	15,095,405	544,434
British Pound	991	3/24	77,628,746	78,976,506	1,347,760
Euro	143	3/24	19,357,195	19,796,563	439,368
Euro-Bobl	499	3/24	64,827,354	65,707,899	880,545
Euro-OAT	606	3/24	85,404,539	87,979,362	2,574,823
Japanese Yen	1,940	3/24	168,290,192	174,018,000	5,727,808
Mexican Peso	1,461	3/24	41,598,713	42,544,320	945,607
U.S. Treasury 5-Year Notes	2,642	3/24	282,351,611	287,379,428	5,027,817
U.S. Treasury Long- Term Bonds	3,734	3/24	432,834,297	466,516,625	33,682,328
U.S. Treasury Ultra Long-Term Bonds	4,894	3/24	600,938,992	653,807,812	52,868,820
United Kingdom Long Gilt Bonds	1,009	3/24	124,613,994	132,020,408	7,406,414
					131,870,591
Contracts to Sell:
3-Month SOFR	8,994	3/24	2,142,289,981	2,128,036,612	14,253,369

See Notes to Financial Statements.

Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report	35

Schedule of investments (cont’d)

December 31, 2023

Western Asset SMASh Series Core Plus Completion Fund

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Sell continued
3-Month SOFR	1,858	6/24	$439,468,069	$441,344,675	$(1,876,606)
Canadian Dollar	156	3/24	11,496,810	11,797,500	(300,690)
Euro-Bund	637	3/24	93,773,085	96,495,320	(2,722,235)
Euro-Buxl	271	3/24	39,131,997	42,398,436	(3,266,439)
Japanese 10-Year Bonds	299	3/24	308,202,205	311,108,440	(2,906,235)
U.S. Treasury 2-Year Notes	3,355	3/24	683,635,947	690,841,678	(7,205,731)
U.S. Treasury 10-Year Notes	951	3/24	105,914,830	107,358,989	(1,444,159)
U.S. Treasury Ultra 10-Year Notes	1,551	3/24	174,755,514	183,042,242	(8,286,728)
					(13,755,454)
Net unrealized appreciation on open futures contracts					$118,115,137

Abbreviation(s) used in this table:

Bobl	— Bundesobligation (Medium-term German Federal Government Bond)

Buxl	— Ultra Long German Bond

OAT	— Obligations Assimilables du Trésor (French Treasury Bonds)

SOFR	— Secured Overnight Financing Rate

At December 31, 2023, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	108,689,795	USD	79,787,552	Bank of America N.A.	1/19/24	$2,264,208
AUD	140,000	USD	90,228	BNP Paribas SA	1/19/24	5,243
AUD	181,595,723	USD	115,561,558	BNP Paribas SA	1/19/24	8,275,142
IDR	11,690,485,616	USD	736,130	BNP Paribas SA	1/19/24	22,982
USD	2,546,664	EUR	2,353,000	BNP Paribas SA	1/19/24	(53,180)
USD	15,052,162	EUR	14,197,458	BNP Paribas SA	1/19/24	(634,693)
USD	155,047,551	GBP	126,856,701	BNP Paribas SA	1/19/24	(6,669,803)
IDR	51,222,160,000	USD	3,227,406	Citibank N.A.	1/19/24	98,663
USD	410,291	JPY	58,119,001	Citibank N.A.	1/19/24	(3,261)
USD	1,037,175	JPY	151,852,001	Citibank N.A.	1/19/24	(43,345)
MXN	325,418,000	USD	18,634,812	Goldman Sachs Group Inc.	1/19/24	459,725
USD	7,403,873	ZAR	140,400,000	Goldman Sachs Group Inc.	1/19/24	(257,232)
USD	7,622,873	ZAR	144,580,000	Goldman Sachs Group Inc.	1/19/24	(266,320)

See Notes to Financial Statements.

36	Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report

Western Asset SMASh Series Core Plus Completion Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ZAR	284,980,000	USD	14,823,407	Goldman Sachs Group Inc.	1/19/24	$726,892
IDR	40,673,710,000	USD	2,560,172	JPMorgan Chase & Co.	1/19/24	80,942
IDR	86,801,002,000	USD	5,516,429	JPMorgan Chase & Co.	1/19/24	119,924
IDR	112,455,110,000	USD	7,080,664	JPMorgan Chase & Co.	1/19/24	221,517
MXN	90,795,460	USD	4,995,398	JPMorgan Chase & Co.	1/19/24	332,203
MXN	104,554,000	USD	5,977,213	JPMorgan Chase & Co.	1/19/24	157,697
USD	19,689,013	CNH	142,914,666	JPMorgan Chase & Co.	1/19/24	(397,009)
USD	79,814,981	CNY	576,343,979	JPMorgan Chase & Co.	1/19/24	(1,627,774)
USD	23,980,528	IDR	375,966,717,624	JPMorgan Chase & Co.	1/19/24	(432,565)
USD	1,038,128	JPY	153,910,001	JPMorgan Chase & Co.	1/19/24	(57,036)
USD	5,298,585	MXN	94,775,794	JPMorgan Chase & Co.	1/19/24	(262,570)
USD	60,532,521	MXN	1,110,904,934	JPMorgan Chase & Co.	1/19/24	(4,651,995)
INR	1,625,339,626	USD	19,458,853	Morgan Stanley & Co. Inc.	1/19/24	59,666
JPY	1,260,332,962	USD	8,450,098	Morgan Stanley & Co. Inc.	1/19/24	517,940
JPY	8,637,649,211	USD	58,629,457	Morgan Stanley & Co. Inc.	1/19/24	2,832,685
MXN	227,881,188	USD	13,091,729	Morgan Stanley & Co. Inc.	1/19/24	279,644
NOK	644,050,549	EUR	55,616,310	Morgan Stanley & Co. Inc.	1/19/24	1,975,443
USD	62,654	JPY	8,914,001	Morgan Stanley & Co. Inc.	1/19/24	(774)
USD	596,628	JPY	85,861,001	Morgan Stanley & Co. Inc.	1/19/24	(14,325)
USD	656,479	JPY	98,441,001	Morgan Stanley & Co. Inc.	1/19/24	(43,989)
USD	901,755	JPY	131,588,001	Morgan Stanley & Co. Inc.	1/19/24	(34,574)
USD	1,017,777	JPY	150,334,001	Morgan Stanley & Co. Inc.	1/19/24	(51,941)
USD	1,885,905	JPY	266,878,001	Morgan Stanley & Co. Inc.	1/19/24	(13,095)
Net unrealized appreciation on open forward foreign currency contracts						$2,915,035

Abbreviation(s) used in this table:

AUD	— Australian Dollar

CAD	— Canadian Dollar

CNH	— Chinese Offshore Yuan

CNY	— Chinese Yuan Renminbi

EUR	— Euro

GBP	— British Pound

IDR	— Indonesian Rupiah

INR	— Indian Rupee

JPY	— Japanese Yen

MXN	— Mexican Peso

NOK	— Norwegian Krone

USD	— United States Dollar

ZAR	— South African Rand

See Notes to Financial Statements.

Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report	37

Schedule of investments (cont’d)

December 31, 2023

Western Asset SMASh Series Core Plus Completion Fund

At December 31, 2023, the Fund had the following open swap contracts:

OTC INTEREST RATE SWAPS
Swap Counterparty	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Citibank N.A.	785,610,000BRL	1/2/29	BRL-CDI**	10.240%**	$670,365	—	$670,365

CENTRALLY CLEARED INTEREST RATE SWAPS
Notional Amount*	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
637,046,000	1/31/24	5.410%**	Daily U.S. Federal Funds Intraday Effective Rate**	$(34,562)	—	$(34,562)
566,025,000	2/15/29	2.850% annually	Daily SOFR Compound annually	18,027,883	$13,716,883	4,311,000
428,445,000	4/30/29	3.270% annually	Daily SOFR Compound annually	5,340,246	2,813,912	2,526,334
1,482,510,000 MXN	7/18/29	28-Day MXN TIIE - Banxico every 28 days	7.450% every 28 days	(4,068,405)	349,206	(4,417,611)
1,560,270,000 MXN	7/20/29	28-Day MXN TIIE - Banxico every 28 days	7.440% every 28 days	(4,324,736)	445,953	(4,770,689)
328,270,000	9/30/29	3.250% annually	Daily SOFR Compound annually	4,463,765	3,802,878	660,887
213,837,000	2/15/47	1.520% annually	Daily SOFR Compound annually	65,007,944	(5,342,490)	70,350,434
99,521,000	2/15/48	2.600% annually	Daily SOFR Compound annually	13,329,952	8,130,585	5,199,367

See Notes to Financial Statements.

38	Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report

Western Asset SMASh Series Core Plus Completion Fund

CENTRALLY CLEARED INTEREST RATE SWAPS (cont’d)
Notional Amount*	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
100,795,000	2/15/48	3.050% annually	Daily SOFR Compound annually	$6,118,451	$2,516,705	3,601,746
78,391,000	5/15/48	3.150% annually	Daily SOFR Compound annually	3,458,804	6,635,699	(3,176,895)
Total				$107,319,342	$33,069,331	$74,250,011

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Implied Credit Spread at December 31, 2022[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Apache Corp., 4.375%, due 10/15/28	$2,716,000	12/20/28	1.383%	1.000% quarterly	$(45,798)	$(55,004)	$9,206
Apache Corp., 4.875%, due 11/15/27	6,688,000	6/20/26	0.720%	1.000% quarterly	43,866	(171,448)	215,314
Apache Corp., 4.875%, due 11/15/27	26,989,000	12/20/26	0.850%	1.000% quarterly	112,855	(481,802)	594,657
Total	$36,393,000				$110,923	$(708,254)	$819,177

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[4]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Markit CDX.NA.IG.41 Index	$936,034,900	12/20/28	1.000% quarterly	$18,156,429	$11,490,173	$6,666,256

See Notes to Financial Statements.

Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report	39

Schedule of investments (cont’d)

December 31, 2023

Western Asset SMASh Series Core Plus Completion Fund

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[5]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[4]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Markit CDX.NA.HY.41 Index	$125,776,332	12/20/28	5.000% quarterly	$(7,336,892)	$(854,629)	$(6,482,263)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[5]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

**	One time payment made at termination date.

Reference rate(s) and their value(s) as of period end used in this table:

Reference Index	Reference Rate
28-Day MXN TIIE - Banxico	11.503%
BRL-CDI	11.650%

See Notes to Financial Statements.

40	Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report

Western Asset SMASh Series Core Plus Completion Fund

Reference Index	Reference Rate
Daily SOFR Compound	5.390%
Daily U.S. Federal Funds	5.330%

Abbreviation(s) used in this table:

BRL	— Brazilian Real

BRL-CDI	— Brazilian Cetip InterBank Deposit Rate

MXN	— Mexican Peso

SOFR	— Secured Overnight Financing Rate

TIIE	— Tasa de Intere’s Interbancaria de Equilibrio (Equilibrium Interbanking Interest Rate)

See Notes to Financial Statements.

Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report	41

Statement of assets and liabilities

December 31, 2023

Assets:
Investments, at value (Cost — $2,722,822,826)	$2,611,616,025
Foreign currency, at value (Cost — $20,676,327)	20,996,217
Deposits with brokers for centrally cleared swap contracts	68,483,578
Interest receivable	22,204,477
Foreign currency collateral for open futures contracts and exchange-traded options, atvalue (Cost — $19,145,242)	19,929,156
Unrealized appreciation on forward foreign currency contracts	18,430,516
Receivable for securities sold	8,017,686
Deposits with brokers for OTC derivatives	2,730,000
Receivable for Fund shares sold	2,122,384
OTC swaps, at value (premiums received — $0)	670,365
Deposits with brokers for open futures contracts and exchange-traded options	326,502
Receivable from investment manager	20,095
Prepaid expenses	16,197
Total Assets	2,775,563,198

Liabilities:
Payable for securities purchased	230,725,574
Payable to brokers — net variation margin on centrally cleared swap contracts	65,161,787
Unrealized depreciation on forward foreign currency contracts	15,515,481
Payable for Fund shares repurchased	7,378,889
Written options, at value (premiums received — $4,298,358)	4,564,356
Payable to brokers — net variation margin on open futures contracts	1,642,237
Deposits from brokers for OTC derivatives	870,000
Accrued foreign capital gains tax	54,281
Trustees’ fees payable	15,395
Accrued expenses	226,526
Total Liabilities	326,154,526
Total Net Assets	$2,449,408,672

Net Assets:
Par value (Note 5)	$3,886
Paid-in capital in excess of par value	3,704,224,965
Total distributable earnings (loss)	(1,254,820,179)
Total Net Assets	$2,449,408,672

Shares Outstanding	388,598,985

Net Asset Value	$6.30

See Notes to Financial Statements.

42	Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report

Statement of operations

For the Year Ended December 31, 2023

Investment Income:
Interest	$168,906,425
Less: Foreign taxes withheld	(728,499)
Total Investment Income	168,177,926

Expenses:
Fund accounting fees	156,699
Legal fees	77,264
Trustees’ fees	58,509
Audit and tax fees	54,000
Registration fees	36,636
Custody fees	25,168
Commitment fees (Note 6)	22,399
Transfer agent fees (Notes 2 and 5)	22,363
Shareholder reports	20,701
Interest expense	12,547
Commodity pool reports	12,000
Miscellaneous expenses	26,490
Total Expenses	524,776
Less: Fee waivers and/or expense reimbursements (Note 2)	(524,776)
Net Expenses	—
Net Investment Income	168,177,926

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(205,983,208)	†
Futures contracts	(279,561,074)
Written options	135,669,982
Swap contracts	120,688,379
Forward foreign currency contracts	7,377,447
Foreign currency transactions	2,489,435
Net Realized Loss	(219,319,039)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	191,602,864	‡
Futures contracts	133,079,770
Written options	1,926,404
Swap contracts	(98,572,619)
Forward foreign currency contracts	(2,718,149)
Foreign currencies	98,571
Change in Net Unrealized Appreciation (Depreciation)	225,416,841
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	6,097,802
Increase in Net Assets From Operations	$174,275,728

†	Net of foreign capital gains tax of $150,432.

‡	Net of change in accrued foreign capital gains tax of $(82,517).

See Notes to Financial Statements.

Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report	43

Statements of changes in net assets

For the Year Ended December 31, 2023, the Period Ended December 31, 2022 and the Year Ended February 28, 2022	2023	2022†	2022

Operations:
Net investment income	$168,177,926	$121,096,456	$149,028,921
Net realized loss	(219,319,039)	(1,068,211,723)	(73,464,976)
Change in net unrealized appreciation (depreciation)	225,416,841	117,178,289	(296,160,528)
Increase (Decrease) in Net Assets From Operations	174,275,728	(829,936,978)	(220,596,583)

Distributions to Shareholders From (Note 1):
Total distributable earnings	(161,121,402)	(17,375,196)	(239,592,019)
Return of capital	—	(4,227,285)	—
Decrease in Net Assets From Distributions to Shareholders	(161,121,402)	(21,602,481)	(239,592,019)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares	671,991,654	1,048,234,756	1,619,525,396
Cost of shares repurchased	(837,006,747)	(1,227,358,615)	(962,085,023)
Increase (Decrease) in Net Assets From Fund Share Transactions	(165,015,093)	(179,123,859)	657,440,373
Increase (Decrease) in Net Assets	(151,860,767)	(1,030,663,318)	197,251,771

Net Assets:
Beginning of year	2,601,269,439	3,631,932,757	3,434,680,986
End of year	$2,449,408,672	$2,601,269,439	$3,631,932,757

†	For the period March 1, 2022 through December 31, 2022

See Notes to Financial Statements.

44	Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report

Financial highlights

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
	2023[1]	2022[1,2]	2022[1,3]	2021[1,3]	2020[1,4]	2019[1,3]

Net asset value, beginning of year	$6.25	$8.07	$9.08	$9.27	$8.91	$9.18

Income (loss) from operations:
Net investment income	0.40	0.27	0.36	0.33	0.45	0.44
Net realized and unrealized gain (loss)	0.04	(2.04)	(0.80)	(0.44)	0.69	(0.31)
Total income (loss) from operations	0.44	(1.77)	(0.44)	(0.11)	1.14	0.13

Less distributions from:
Net investment income	(0.39)	(0.04)	(0.45)	(0.06)	(0.64)	(0.40)
Net realized gains	—	—	(0.12)	(0.02)	(0.14)	—
Return of capital	—	(0.01)	—	—	—	—
Total distributions	(0.39)	(0.05)	(0.57)	(0.08)	(0.78)	(0.40)

Net asset value, end of year	$6.30	$6.25	$8.07	$9.08	$9.27	$8.91
Total return[5]	7.38%	(22.01)%	(5.37)%	(1.08)%	13.16%	1.44%

Net assets, end of year (millions)	$2,449	$2,601	$3,632	$3,435	$2,404	$1,845

Ratios to average net assets:
Gross expenses[6]	0.02%	0.04%[7]	0.03%	0.04%	0.04%	0.04%
Net expenses[8,9]	0.00	0.00 [7]	0.00	0.00	0.00	0.00
Net investment income	6.47	4.76 [7]	3.96	3.74	4.88	5.09

Portfolio turnover rate	96%[10]	53%	106%[10]	69%	31%	37%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period March 1, 2022 through December 31, 2022.

[3]	For the year ended February 28.

[4]	For the year ended February 29.

[5]

Performance figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadvisers. All operating expenses of the Fund were reimbursed by the manager, pursuant to an expense reimbursement arrangement between the Fund and the manager. If such fees were included, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Gross expenses do not include management fees paid to the manager and subadvisers. Management fees are paid directly or indirectly by the separately managed account sponsor.

[7]	Annualized.

[8]

The Fund’s manager has entered into an expense reimbursement arrangement with the Fund, pursuant to which the Fund’s manager has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses. This arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 189% for the year ended December 31, 2023 and 150% for the year ended February 28, 2022, respectively.

See Notes to Financial Statements.

Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report	45

Notes to financial statements

1. Organization and significant accounting policies

Western Asset SMASh Series Core Plus Completion Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where an affiliate of Franklin Templeton Fund Adviser, LLC (“FTFA”) (formerly known as Legg Mason Partners Fund Advisor, LLC (“LMPFA”) prior to November 30, 2023) has an agreement to serve as investment adviser or subadviser (each affiliate, a “Managed Account Adviser”) to the account with the managed account program sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client. Shareholders of the Fund pay fees to their separately managed account sponsor, some of which are paid to affiliates of FTFA. FTFA and the subadvisers do not charge investment management fees to the Fund.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are

46	Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report

deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information

Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report	47

Notes to financial statements (cont’d)

generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes	—	$632,097,907	—	$632,097,907
Sovereign Bonds	—	555,738,851	—	555,738,851
Mortgage-Backed Securities	—	476,023,331	—	476,023,331
Collateralized Mortgage Obligations	—	431,345,453	—	431,345,453
Senior Loans	—	246,988,513	—	246,988,513
U.S. Government & Agency Obligations	—	95,860,100	—	95,860,100
U.S. Treasury Inflation Protected Securities	—	89,072,803	—	89,072,803
Asset-Backed Securities	—	65,456,889	—	65,456,889
Purchased Options:
Exchange-Traded Purchased Options	$2,906,450	—	—	2,906,450
OTC Purchased Options	—	466,041	—	466,041
Total Long-Term Investments	2,906,450	2,593,049,888	—	2,595,956,338
Short-Term Investments†	—	15,659,687	—	15,659,687
Total Investments	$2,906,450	$2,608,709,575	—	$2,611,616,025

48	Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report

	ASSETS (cont’d)
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts††	$146,123,960	—	—	$146,123,960
Forward Foreign Currency Contracts††	—	$18,430,516	—	18,430,516
OTC Interest Rate Swaps	—	670,365	—	670,365
Centrally Cleared Interest Rate Swaps††	—	86,649,768	—	86,649,768
Centrally Cleared Credit Default Swaps on Corporate Issues — Sell Protection††	—	819,177	—	819,177
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection††	—	6,666,256	—	6,666,256
Total Other Financial Instruments	$146,123,960	$113,236,082	—	$259,360,042
Total	$149,030,410	$2,721,945,657	—	$2,870,976,067

	LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level3)	Total
Other Financial Instruments:
Written Options:
Exchange-Traded Written Options	$3,450,413	—	—	$3,450,413
OTC Written Options	—	$1,113,943	—	1,113,943
Futures Contracts††	28,008,823	—	—	28,008,823
Forward Foreign Currency Contracts††	—	15,515,481	—	15,515,481
Centrally Cleared Interest Rate Swaps††	—	12,399,757	—	12,399,757
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection††	—	6,482,263	—	6,482,263
Total	$31,459,236	$35,511,444	—	$66,970,680

†	See Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

(b) Purchased options. The Fund may purchase option contracts generally to gain or reduce exposure to types of investments or market factors or as a means of attempting to

Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report	49

Notes to financial statements (cont’d)

enhance returns. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. The Fund may write option contracts generally to gain or reduce exposure to types of investments or market factors or as a means of attempting to enhance returns. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Options on futures contracts. The Fund may purchase or write option contracts generally to gain or reduce exposure to types of investments or market factors or as a means of attempting to enhance returns. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at the specified option exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than

50	Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report

(in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value of the Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

(e) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency

Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report	51

Notes to financial statements (cont’d)

contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2023, the total notional value of all credit default swaps to sell protection was $972,427,900. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

52	Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report

For average notional amounts of swaps held during the year ended December 31, 2023, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of CDS agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for credit derivatives. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/ performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to

Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report	53

Notes to financial statements (cont’d)

the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. CDS are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized appreciation or depreciation in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance

54	Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report

by the borrower with the terms of the loan agreement related to the loan, or any rights of offset against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.

(i) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of prepayment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(j) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(k) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the

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Notes to financial statements (cont’d)

purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 2023, the Fund held non-cash collateral for TBA securities from Goldman Sachs Group Inc., JPMorgan Chase & Co., Morgan Stanley & Co. Inc. and Nomura Securities Inc. in the amounts of $1,327,022, $1,226,895, $3,063,661 and $398,774, respectively.

(l) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously entering into contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(m) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(n) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from

56	Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report

changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(o) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(p) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions,

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Notes to financial statements (cont’d)

expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(q) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

58	Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2023, the Fund held OTC written options and forward foreign currency contracts with credit related contingent features which had a liability position of $16,629,424. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of December 31, 2023, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $2,788,805 which could be used to reduce the required payment.

At December 31, 2023, the Fund held cash collateral from Citibank N.A. in the amount of $870,000 and non-cash collateral from BNP Paribas SA in the amount of $166,215. These amounts could be used to reduce the Fund’s exposure to the counterparty in the event of default.

(r) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities) is recorded on the accrual basis. Amortization of premiums and accretion of discounts on debt securities are recorded to interest income over the lives of the respective securities, except for premiums on certain callable debt securities, which are amortized to the earliest call date. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(s) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(t) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report	59

Notes to financial statements (cont’d)

(u) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2023, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. As of December 31, 2023, there were $54,281 of capital gains tax liabilities accrued on unrealized gains.

(v) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$5,672,710	$(5,672,710)

(a)	Reclassifications are due to a taxable overdistribution.

2. Investment management agreement and other transactions with affiliates

FTFA is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”), Western Asset Management Company Ltd in Japan (“Western Asset Japan”) and Western Asset Management Company Limited (“Western Asset London”) are the Fund’s subadvisers. FTFA, Western Asset, Western Asset Singapore, Western Asset Japan and Western Asset London are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

FTFA and the subadvisers do not charge investment management fees to the Fund. However, the Fund is an integral part of the separately managed account program, and FTFA and the subadvisers will be compensated directly or indirectly by separately managed account program sponsors. FTFA provides administrative and certain oversight services to the Fund. FTFA delegates to the subadvisers the day-to-day portfolio management of the Fund.

FTFA has entered into an expense reimbursement arrangement with the Fund, pursuant to which FTFA has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The

60	Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report

expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses. This expense reimbursement arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent.

During the year ended December 31, 2023, fees waived and/or expenses reimbursed amounted to $524,776.

Franklin Distributors, LLC (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources. Franklin Templeton Investor Services, LLC (“Investor Services”) serves as the Fund’s shareholder servicing agent and acts as the Fund’s transfer agent and dividend-paying agent. Investor Services is an indirect, wholly-owned subsidiary of Franklin Resources. Each class of shares of the Fund pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Investor Services charges account-based fees based on the number of individual shareholder accounts, as well as a fixed percentage fee based on the total account-based fees charged. In addition, each class reimburses Investor Services for out of pocket expenses incurred. For the year ended December 31, 2023, the Fund incurred transfer agent fees as reported on the Statement of Operations, of which $2,627 was earned by Investor Services.

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2023, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$338,189,813	$4,793,092,458
Sales	633,287,516	4,174,741,009

At December 31, 2023, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$2,730,346,635	$58,069,182	$(176,799,792)	$(118,730,610)
Written options	(4,298,358)	349,354	(615,352)	(265,998)
Futures contracts	—	146,123,960	(28,008,823)	118,115,137
Forward foreign currency contracts	—	18,430,516	(15,515,481)	2,915,035
Swap contracts	42,996,621	94,805,566	(18,882,020)	75,923,546

Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report	61

Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2023.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	$2,906,450	$466,041	—	$3,372,491
Futures contracts[3]	137,118,983	9,004,977	—	146,123,960
Forward foreign currency contracts	—	18,430,516	—	18,430,516
OTC swap contracts[4]	670,365	—	—	670,365
Centrally cleared swap contracts[5]	86,649,768	—	$7,485,433	94,135,201
Total	$227,345,566	$27,901,534	$7,485,433	$262,732,533

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$3,450,413	$1,113,943	—	$4,564,356
Futures contracts[3]	27,708,133	300,690	—	28,008,823
Forward foreign currency contracts	—	15,515,481	—	15,515,481
Centrally cleared swap contracts[5]	12,399,757	—	$6,482,263	18,882,020
Total	$43,558,303	$16,930,114	$6,482,263	$66,970,680

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[5]

Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

62	Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2023. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(78,907,447)	$(4,361,432)	—	$(83,268,879)
Futures contracts	(243,144,797)	(36,416,277)	—	(279,561,074)
Written options	132,444,849	3,225,133	—	135,669,982
Swap contracts	90,085,014	—	$30,603,365	120,688,379
Forward foreign currency contracts	—	7,377,447	—	7,377,447
Total	$(99,522,381)	$(30,175,129)	$30,603,365	$(99,094,145)

[1]	Net realized gain (loss) from purchased options is reported in Net Realized Gain (Loss) From Investment transactions in the Statement of Operations.

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$1,411,995	$(402,333)	—	$1,009,662
Futures contracts	128,418,185	4,661,585	—	133,079,770
Written options	2,306,519	(380,115)	—	1,926,404
Swap contracts	(86,493,077)	—	$(12,079,542)	(98,572,619)
Forward foreign currency contracts	—	(2,718,149)	—	(2,718,149)
Total	$45,643,622	$1,160,988	$(12,079,542)	$34,725,068

[1]	The change in net unrealized appreciation (depreciation) from purchased options is reported in the Change in Net Unrealized Appreciation (Depreciation) From Investments in the Statement of Operations.

During the year ended December 31, 2023, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$11,133,604
Written options	14,757,188
Futures contracts (to buy)	5,064,429,311
Futures contracts (to sell)	5,978,452,069
Forward foreign currency contracts (to buy)	545,965,589
Forward foreign currency contracts (to sell)	466,408,441

Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report	63

Notes to financial statements (cont’d)

Average Notional Balance
Interest rate swap contracts	$2,850,470,375
Credit default swap contracts (buy protection)	110,485,066
Credit default swap contracts (sell protection)	1,241,664,923
Total return swap contracts†	34,190,769

†	At December 31, 2023, there were no open positions held in this derivative.

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of December 31, 2023.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Bank of America N.A.	$2,264,208	—	$2,264,208	—	$2,264,208
BNP Paribas SA	8,460,454	$(7,357,676)	1,102,778	$(166,215)	936,563
Citibank N.A.	769,028	(46,606)	722,422	(722,422)	—
Goldman Sachs Group Inc.	1,479,038	(523,552)	955,486	—	955,486
JPMorgan Chase & Co.	928,816	(8,178,705)	(7,249,889)	2,360,000	(4,889,889)
Morgan Stanley & Co. Inc.	5,665,378	(522,885)	5,142,493	370,000	5,512,493
Total	$19,566,922	$(16,629,424)	$2,937,498	$1,841,363	$4,778,861

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Shares of beneficial interest

At December 31, 2023, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Each share represents an identical interest and has the same rights.

Transactions in shares of the Fund were as follows:

	Year Ended December 31, 2023	Period Ended December 31, 2022†	Year Ended February 28, 2022
Shares sold	108,023,682	152,799,257	178,915,808
Shares repurchased	(135,907,438)	(186,254,299)	(107,108,764)
Net increase (decrease)	(27,883,756)	(33,455,042)	71,807,044

†	For the period March 1, 2022 through December 31, 2022.

64	Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report

6. Redemption facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by Franklin Resources or its affiliates, is a borrower in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on January 31, 2025.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility during the year ended December 31, 2023.

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal year ended December 31, 2023, the fiscal period ended December 31, 2022 and the fiscal year ended February 28, 2022, was as follows:

	2023	2022	2022
Distributions paid from:
Ordinary income	$161,121,402	$17,375,196	$239,592,019
Tax return of capital	—	4,227,285	—
Total distributions paid	$161,121,402	$21,602,481	$239,592,019

As of December 31, 2023, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$10,017,685
Deferred capital losses*	(1,209,534,082)
Other book/tax temporary differences(a)	(135,567,760)
Unrealized appreciation (depreciation)(b)	80,263,978
Total distributable earnings (loss) — net	$(1,254,820,179)

Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report	65

Notes to financial statements (cont’d)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures, options and foreign currency contracts, the deferral of certain late year losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium on fixed income securities, book/tax differences in the accrual of interest income on securities in default and other book/tax basis adjustments.

8. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021 and December 2022, the FASB issued ASU No. 2021-01 and ASU No. 2022-06, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021 for certain LIBOR settings and 2023 for the remainder. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

66	Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Institutional Trust and Shareholders of Western Asset SMASh Series Core Plus Completion Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset SMASh Series Core Plus Completion Fund (one of the funds constituting Legg Mason Partners Institutional Trust, referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for the year ended December 31, 2023, the period March 1, 2022 through December 31, 2022, and the year ended February 28, 2022, including the related notes, and the financial highlights for the year ended December 31, 2023, the period March 1, 2022 through December 31, 2022, and each of the four years in the period ended February 28, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year ended December 31, 2023, the changes in its net assets for the year ended December 31, 2023, the period March 1, 2022 through December 31, 2022, and the year ended February 28, 2022 and the financial highlights for the year ended December 31, 2023, the period March 1, 2022 through December 31, 2022, and each of the four years in the period ended February 28, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 23, 2024

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Western Asset SMASh Series Core Plus Completion Fund 2023 Annual Report	67

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset SMASh Series Core Plus Completion Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, 280 Park Avenue, 8th Floor, New York, New York 10017.

Information pertaining to the Trustees and officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 877-6LM-FUND/656-3863.

Independent Trustees†

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member of Excellent Education Development (since 2012); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; and formerly, Board Member of Great Public Schools Now (2018 to 2022)
Number of funds in fund complex overseen by Trustee[3]	50
Other Trusteeships held by Trustee during the past five years	None

Jane F. Dasher
Year of birth	1949
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Director (since 2022) and formerly, Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee[3]	50
Other Trusteeships held by Trustee during the past five years	Formerly, Director, Visual Kinematics, Inc. (2018 to 2022)

Anita L. DeFrantz
Year of birth	1952
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); Vice President (since 2017), Member of the Executive Board (since 2013) and Member of the International Olympic Committee (since 1986); and President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles)
Number of funds in fund complex overseen by Trustee[3]	50
Other Trusteeships held by Trustee during the past five years	None

68	Western Asset SMASh Series Core Plus Completion Fund

Independent Trustees† (cont’d)

Susan B. Kerley

Year of birth	1951

Position(s) with Fund	Trustee

Term of office[1] and length of time served[2]	Since 1992

Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)

Number of funds in fund complex overseen by Trustee[3]	50

Other Trusteeships held by Trustee during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Chairman of the Independent Directors Council (2012 to 2014); ICI Executive Committee (2011 to 2014); and Investment Company Institute (ICI) Board of Governors (2006 to 2014)

Michael Larson

Year of birth	1959
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of funds in fund complex overseen by Trustee[3]	50
Other Trusteeships held by Trustee during the past five years	Ecolab Inc. (since 2012); Fomento Economico Mexicano, SAB (since 2011); and Republic Services, Inc. (since 2009)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and formerly, Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); and formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Trustee[3]	50
Other Trusteeships held by Trustee during the past five years	Public Storage (since 2010); Occidental Petroleum Corporation (since 2008); and formerly, California Resources Corporation (2014 to 2021)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Trustee and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997 (Chairman of the Board since 2020)
Principal occupation(s) during the past five years	Chairman of Excellent Education Development (since 2000); formerly, Chairman of Great Public Schools Now (2015 to 2020); Trustee of The Getty Trust (2005 to 2017); and Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Trustee[3]	50
Other Trusteeships held by Trustee during the past five years	Trustee, University of Southern California (since 1994); and formerly, Member of Board of United States Golf Association, Executive Committee Member (2017 to 2021)

Western Asset SMASh Series Core Plus Completion Fund	69

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Jaynie Miller Studenmund
Year of birth	1954
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); and Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Trustee[3]	50
Other Trusteeships held by Trustee during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); formerly, Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of CoreLogic, Inc. (information, analytics and business services company) (2012 to 2021); and Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018)

Peter J. Taylor
Year of birth	1958
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Retired; formerly, President, ECMC Foundation (nonprofit organization) (2014 to 2023); and Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Trustee[3]	50
Other Trusteeships held by Trustee during the past five years	Director of 23andMe, Inc. (genetics and health care services company) (since 2021); Director of Pacific Mutual Holding Company[5] (since 2016); Ralph M. Parson Foundation (since 2015); Edison International (since 2011); formerly, Member of the Board of Trustees of California State University system (2015 to 2022); and Kaiser Family Foundation (2012 to 2022)

Interested Trustee

Ronald L. Olson[6]

Year of birth	1941
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (a law partnership) (since 1968)
Number of funds in fund complex overseen by Trustee[3]	50
Other Trusteeships held by Trustee during the past five years	Director of Provivi, Inc. (since 2017); and Director of Berkshire Hathaway, Inc. (since 1997)

70	Western Asset SMASh Series Core Plus Completion Fund

Interested Trustee and Officer

Jane Trust, CFA[7]

Year of birth	1962
Position(s) with Fund	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 123 funds associated with FTFA or its affiliates (since 2015); President and Chief Executive Officer of FTFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); and Senior Vice President of FTFA (2015)
Number of funds in fund complex overseen by Trustee[3]	123
Other Trusteeships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker

Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017
Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of FTFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Susan Kerr

Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017
Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Western Asset SMASh Series Core Plus Completion Fund	71

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Marc A. De Oliveira

Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia

Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of FTFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci

Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017
Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

72	Western Asset SMASh Series Core Plus Completion Fund

Additional Officers (cont’d)

Jeanne M. Kelly

Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017
Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of FTFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); and Senior Vice President of LMFAM (2013 to 2015)

FTFA, referenced above, was formerly known as LMPFA prior to November 30, 2023.

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Additionally, each board member serves as a Trustee of Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities & Income Fund, closed-end investment companies that are part of the same fund complex.

[4]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the non-Microsoft investments of Mr. Gates and the all of investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from FTFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

[6]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[7]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with FTFA and/or certain of its affiliates.

Western Asset SMASh Series Core Plus Completion Fund	73

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended December 31, 2023:

	Pursuant to:	Amount Reported
Qualified Net Interest Income (QII)	§871(k)(1)(C)	$ 77,294,838
Section 163(j) Interest Earned	§ 163(j)	$135,212,343
Interest Earned from Federal Obligations	Note (1)	$ 7,536,013

Note (1) - The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. Shareholders are advised to consult with their tax advisors to determine if any portion of the dividends received is exempt from state income taxes.

74	Western Asset SMASh Series Core Plus Completion Fund

Western Asset

SMASh Series Core Plus Completion Fund

Trustees

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

*	Formerly known as Legg Mason Partners Fund Advisor, LLC.

Investment manager

Franklin Templeton Fund Adviser, LLC*

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Distributor

Franklin Distributors, LLC

Custodian

The Bank of New York Mellon

Transfer agent

Franklin Templeton Investor

Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset SMASh Series Core Plus Completion Fund

The Fund is a separate investment series of Legg Mason Partners Institutional Trust, a Maryland statutory trust.

Western Asset SMASh Series Core Plus Completion Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 877-6LM- FUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 877-6LM-FUND/656- 3863, (2) at www.franklintempleton.com and (3) on the

This report is submitted for the general information of the shareholders of Western Asset SMASh Series Core Plus Completion Fund and is not intended for distribution to prospective investors.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2024 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy Is Our Priority

Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non-public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non-public personal information to anyone and only share it as described in this notice.

Information We Collect

When you invest with us, you provide us with your non-public personal information. We collect and use this information to service your accounts and respond to your requests. The non-public personal information we may collect falls into the following categories:

•

Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•

Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).

•

Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.

Disclosure Policy

To better service your accounts and process transactions or services you requested, we may share non-public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non-public personal information with these companies without first offering you the opportunity to prevent that sharing.

We will only share non-public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.

Confidentiality and Security

Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non-public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.

At all times, you may view our current privacy notice on our website at franklintempleton.com or contact us for a copy at (800) 632-2301.

*For purposes of this privacy notice Franklin Templeton shall refer to the following entities:

Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans Franklin Advisers, Inc.

Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan

Franklin Mutual Advisers, LLC

Franklin, Templeton and Mutual Series Funds

Franklin Templeton Institutional, LLC

Franklin Templeton Investments Corp., Canada

Franklin Templeton Investments Management, Limited UK

Franklin Templeton Portfolio Advisors, Inc.

Legg Mason Funds serviced by Franklin Templeton Investor Services, LLC

Templeton Asset Management, Limited

Templeton Global Advisors, Limited

Templeton Investment Counsel, LLC

If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2024 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

AMXX010550 2/24 SR24-4833

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Robert Abeles, Jr., possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify an “audit committee financial expert,” and has designated Mr. Abeles, Jr. as the Audit Committee’s financial expert. Mr. Abeles, Jr. is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2022 and December 31, 2023 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $50,000 in December 31, 2022 and $50,000 in December 31, 2023.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2022 and $0 in December 31, 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $10,000 in December 31, 2022 and $10,000 in December 31, 2023. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Institutional Trust were $0 in December 31, 2022 and $0 in December 31, 2023.

All Other Fees. There were no other non-audit services rendered by the Auditor to Franklin Templeton Fund Adviser, LLC (“FTFA”), and any entity controlling, controlled by or under common control with FTFA that provided ongoing services to Legg Mason Partners Institutional Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by FTFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Institutional Trust, FTFA and any entity controlling, controlled by, or under common control with FTFA that provides ongoing services to Legg Mason Partners Institutional Trust during the reporting period were $350,359 in December 31, 2022 and $342,635 in December 31, 2023.

(h) Yes. Legg Mason Partners Institutional Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Institutional Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Avedick B. Poladian

William E.B. Siart

Jaynie M. Studenmund

Peter J. Taylor

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 14.	EXHIBITS.

(a)(1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Institutional Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: February 28, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: February 28, 2024

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date: February 28, 2024